UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10223

Voya Credit Income Fund

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: February 28, 2026

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

February 28, 2026

Voya Credit Income Fund

This report is intended for current holders. It is not a prospectus. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; and (2) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at https://individuals.voya.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: https://individuals.voya.com/product/mutual-fund/prospectuses-reports and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Portfolio Managers’ Report	Voya Credit Income Fund

Voya Credit Income Fund (the “Fund”) is a continuously offered, diversified, closed-end management investment company that seeks to provide investors with a high level of monthly income. The Fund seeks to achieve this objective by investing under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in floating-rate obligations, fixed-income securities, and derivative instruments intended to provide economic exposure to such credit sectors.

Portfolio Characteristics as of February 28, 2026

Net Assets	$92,451,451
Total Assets	$129,981,228
Assets Invested in Senior Loans	69,507,694
Senior Loans Represented	257
Average Amount Outstanding per Loan	$270,458
Industries Represented	10
Average Loan Amount per Industry	$6,950,769
Portfolio Turnover Rate (YTD)	56%
Weighted Average Days to Interest Rate Reset	40
Average Loan Final Maturity	60 months
Total Leverage as a Percentage of Total Assets	23.20%

PERFORMANCE SUMMARY

During the year ended February 28, 2026, the Fund's Class A shares distributed total dividends of $0.79, which were characterized as $0.01 per share return of capital and $0.78 per share net investment income, resulting in an average annualized distribution rate(1) of 7.27%. The Fund's Class C shares distributed total dividends of $0.74, which were characterized as $0.01 per share return of capital and $0.73 per share net investment income, resulting in an average annualized distribution rate(1) of 6.77%. The Fund's Class I shares, distributed total dividends of $0.81, which were characterized as $0.01 per share return of capital and $0.80 per share net investment income, resulting in an average annualized distribution rate(1) of 7.51%. The Fund's Class W shares, distributed total dividends of $0.82, which were characterized as $0.01 per share return of capital and $0.81 per share net investment income, resulting in an average annualized distribution rate(1) of 7.52%.

The Fund’s total return for the year ended February 28, 2026, excluding sales charges and based on full reinvestment of dividends, for Class A, Class C, Class I and Class W was 4.98%, 4.45%, 5.34%, and 5.35% respectively.(2) For the same period, the Morningstar LSTA US Leveraged Loan Index (the “Index”)(3) had a total return of 3.93%.

Portfolio Specifics: Looking back on the fiscal period ended February 28, 2026, we believe, financial markets were resilient despite a growing list of challenges. Some notable headlines included tariff and policy uncertainty, heightened geopolitical conflicts, and a record-long U.S. government shutdown that limited the availability of important economic indicators. Early in the period, uncertainty built around the timing and scope of trade policy, peaking on “Liberation Day” in early April. The unexpected announcement of reciprocal tariffs triggered a sharp spike in volatility, prompting a rapid selloff in risk assets, a widening of credit spreads, and a temporary lull in primary issuance as, in our view, investors reassessed growth, inflation, and policy risks. In the weeks that followed, markets mounted a gradual recovery as fears of a sustained trade shock receded, supported by a pause in tariffs and de-escalation in trade tensions with China and other major partners. The momentum continued through the summer, but volatility re-emerged towards the end of 2025 and in early 2026 following political gridlock in Washington and rising geopolitical tensions. Meanwhile, credit markets navigated their own turbulence. First, a handful of high-profile bankruptcies raised concerns about looser lending standards and systemic risk (though reaction proved to be contained as tail risk metrics stabilized). Later, worries grew over an artificial intelligence (“AI”) valuation bubble and disruption risk, elevated technology multiples, and the scale of debt issuance required to fund data center investments. While these concerns dominated headlines and resulted in periodic volatility, markets were largely on solid footing for most of the fiscal timeframe and delivered positive returns across both fixed income and equities. A supportive monetary and fiscal backdrop, stable consumer spending, and AI-driven capital expenditure underpinned performance.

(1) The distribution rate is calculated by annualizing the dividends and distributions declared during the last month of the period (i.e., divide the current month’s dividend by the number of days in the related month and multiply by the number of days in the fiscal year) and then dividing the resulting figure by the reporting period-end NAV. The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate includes distributions from net investment income and return of capital, but does not include capital gains or losses.

(2)  Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by Voya Investments, LLC. Had all fees and expenses been considered, the total returns would have been lower.

(3) The Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Morningstar and the Loan Syndications and Trading Association (“LSTA”) conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. The Index is not subject to any fees or expenses. An investor cannot invest directly in an index.

Voya Credit Income Fund	Portfolio Managers’ Report

The underperformance of senior loans reflects the move lower in base rates and continued compression in nominal spreads due to loan repricings, along with developing sectoral themes related to software which came under pressure in early 2026 due to AI disruption risks. Meanwhile, the high yield (“HY”) market was boosted by declining Treasury yields and was relatively insulated from the weakness in the software sector given its relatively modest exposure. On a credit quality basis, there was a clear preference towards higher quality credits within both markets, although this dynamic was far more pronounced within loans. BB, B, and CCC rated loans returned 5.62%, 3.80% and – 4.63%, respectively, while BB, B, and CCC rated bonds delivered respective returns of 8.01%, 6.64%, and 6.05%. CCC rated loans were under sustained pressure for much of the period, and despite the overall solid performance from the right tail within HY, single-name risk coupled with secular industry challenges resulted in elevated dispersion across industries and individual credits.

Security selection impact was positive as the portfolio benefited from selection within technology where it maintained an underweight position and cautious stance within software issuers. Other positive but more modest contributors included selection in packaging and HY bond issuers within cable and satellite and midstream. Asset allocation impact detracted as the fund was overweight to loans throughout the year. Meanwhile, the Fund’s modest collateralized loan obligation (“CLO”) holdings detracted from results, as floating products generally underperformed fixed-rate bonds.

Current Strategy and Outlook: In our view, the medium-term setup for leveraged credit markets remains constructive. On the whole, we believe the market is supported by supportive technical factors, stable fundamental factors, below historical average payment defaults, and still-elevated yields that will continue to attract investors. However, the risk of AI disruption will likely continue to negatively affect investor sentiment in certain segments of the market and heighten volatility in the near term. We will continue to pay close attention to the increased possibility of policy error, price discovery challenges related to AI developments, and ongoing geopolitical events that could shift inflation and monetary policy expectations, as the conflict in Iran has injected increased uncertainty into global markets. The prevailing view so far is that a prolonged conflict could drive oil prices higher, reinforcing global inflationary pressures and potentially limiting the U.S. Federal Reserve’s ability to cut rates. Importantly, we remain highly disciplined in our credit selection while executing opportunistic and proactive trading to capitalize on potential market dislocations as volatility and drawdowns continue.

Top Ten Loan Issuers as of February 28, 2026 as a percentage of:
	Total Assets	Net Assets
American Airlines Inc.	0.9%	1.2%
LS Group OPCO Acquisition LLC	0.6%	0.8%
TK Elevator Midco Gmbh	0.6%	0.8%
Osaic Holdings Inc. (f/k/a Advisor Group Holdings Inc.)	0.6%	0.8%
Aegion Corporation	0.5%	0.8%
AI Aqua Merger Sub Inc. FKA Osmosis Buyer Limited	0.5%	0.7%
Electron Bidco Inc.	0.5%	0.7%
Applied Systems Inc.	0.5%	0.6%
Boots Group Finco LP	0.5%	0.6%
DG Investment Intermediate Holdings 2 Inc.	0.5%	0.6%

Top Ten Industries as of February 28, 2026 as a Percentage of:
	Total Assets	Net Assets
Consumer, Non-cyclical	18.6%	25.2%
Industrial	16.9%	23.1%
Consumer, Cyclical	15.6%	21.2%
Financial	13.3%	18.0%
Communications	8.5%	11.6%
Technology	7.9%	10.8%
Energy	7.3%	10.0%
Basic Materials	4.4%	5.9%
Other Asset-Backed Securities	3.9%	5.4%
Utilities	2.6%	3.7%

In terms of asset allocation, we remain overweight to loans, which continue to have a carry advantage over HY. By ratings, we are underweight the “right tail” of the market and maintain a single-B average credit profile, while staying focused on name-specific risk given the increased bifurcation in performance among borrowers. With policy uncertainty and tight spreads remaining a key theme in the market, we maintain our preference for more defensive business models and balance sheets, such as capital goods, and select areas of healthcare and financials. We maintain our cautious stance within software, consumer cyclicals, chemicals and structurally challenged media and telecom business models. Within energy, we favor midstream over exploration and production and natural gas over oil.

Portfolio Managers’ Report	Voya Credit Income Fund

Ratings Distribution as of February 28, 2026
BB or above	28.32%
B	63.94%
CCC or below	1.03%
Not rated*	6.71%
Loan ratings apply to the underlying holdings of the Fund and not the Fund itself. Ratings distribution shows the percentage of the Fund’s loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Standard & Poor. Ratings distribution is based on Standard & Poor’s senior secured facility ratings. The Standard & Poor’s rating scale is as follows, from excellent (high grade) to poor (including default): AAA to D, with intermediate ratings offered at each level between AA and CCC. Anything lower than a BBB-rating is considered a non-investment grade or junk bond. Any security that is not rated by Standard & Poor’s is placed in the NR (Not Rated) category. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.
* Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Credit Income Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended February 28, 2026
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	2.32%	3.55%	3.56%
Class C(2)	3.48%	3.55%	3.42%
Class I	5.34%	4.36%	4.08%
Class W	5.35%	4.34%	4.08%
Excluding Sales Charge:
Class A	4.98%	4.08%	3.82%
Class C	4.45%	3.55%	3.42%
Class I	5.34%	4.36%	4.08%
Class W	5.35%	4.34%	4.08%
Bloomberg U.S. Aggregate Bond Index	6.26%	0.42%	1.97%
50% Bloomberg High Yield Bond Issuer Constrained Composite Index/50% Morningstar LSTA US Leveraged Loan Index	5.55%	5.21%	6.30%
Morningstar LSTA US Leveraged Loan Index	3.93%	5.81%	5.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Credit Income Fund against the indices indicated. An Index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total net returns shown include, if applicable, the effect of fee waivers and/ or expense reimbursements by Voya Investments, LLC. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to https://individuals.voya.com/product/mutual-fund/performance or call (800) 992-0180 to get performance through the most recent month-end.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%. Effective June 30, 2020, there is no front-end sales charge if you purchase Class A Common Shares in an amount of $500,000 or more. However, the shares will be subject to a 1.00% Early Withdrawal Charge (“EWC”) if they are repurchased by the Fund within one year of purchase. Prior to June 30, 2020, there was no front-end sales charge if you purchased Class A Common Shares in the amount of $500,000 or more. However, the shares were subject to a 1.00% EWC if they were repurchased by the Fund within six months of purchase. Prior to May 1, 2017, there was no front-end sales charge if you purchased Class A Common Shares in the amount of $1 million or more. However, the shares were subject to a 1.00% EWC if they were repurchased by the Fund within one year of purchase.
(2)	Class C maximum EWC is 1.00% for the first year.

Portfolio Managers’ Report	Voya Credit Income Fund

	Yields and Distribution Rates

	30-Day SEC Yields(1)
	Class A	Class C	Class I	Class W
February 28, 2026	5.01%	4.63%	5.39%	5.39%
February 28, 2025	8.17%	7.86%	8.63%	8.66%

	Average Annualized Distribution Rates(2)
	Class A	Class C	Class I	Class W
February 28, 2026	7.27%	6.77%	7.51%	7.52%
February 28, 2025	8.73%	8.23%	8.99%	8.99%

(1)	Yield is calculated by dividing the Fund’s net investment income per share for the most recent thirty days by the net asset value. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Fund’s yield consistent with the U.S. Securities and Exchange Commission (“SEC”) standardized yield formula.

(2)	The distribution rate is calculated by annualizing the dividends declared during the last month of the period (i.e., divide the current month’s dividend by the number of days in the related month and multiply by the number of days in the fiscal year) and then dividing the resulting figure by the reporting period-end NAV. The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate includes distributions from net investment income and return of capital, but does not include capital gains or losses.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Voya Credit Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Credit Income Fund (the “Fund”), including the portfolio of investments, as of February 28, 2026, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the seven years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at February 28, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the seven years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the years in the three-year period ended February 28, 2019, were audited by another independent registered public accounting firm whose report, dated April 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2026, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

April 22, 2026

STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2026

ASSETS:
Investments in securities at fair value*	$125,161,344
Short-term investments at fair value†	718,432
Cash	5,807
Receivables:
Investment securities sold	2,713,176
Fund shares sold	153,938
Dividends	1,178
Interest	1,120,942
Prepaid expenses	35,412
Reimbursement due from Investment Adviser	55,515
Other assets	15,484
Total assets	129,981,228
LIABILITIES:
Notes payable	30,158,614
Income distribution payable	330,767
Payable for investment securities purchased	6,385,098
Payable for investment management fees	74,955
Payable for distribution and shareholder service fees	17,138
Payable to trustees under the deferred compensation plan (Note 9)	15,484
Payable for trustee fees	245
Other accrued expenses and liabilities	345,948
Unfunded loan commitments (Note 8)	201,528
Total liabilities	37,529,777
NET ASSETS	$92,451,451

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$217,773,117
Total distributable loss	(125,321,666)
NET ASSETS	$92,451,451
* Cost of investments in securities	$126,281,523
† Cost of short-term investments	$718,432

See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2026 (continued)

Class A
Net assets	$82,631,574
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	8,910,235
Net asset value and redemption price per share†	$9.27
Maximum offering price per share (2.50%)(1)	$9.51

Class C
Net assets	$1,994,916
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	215,818
Net asset value and redemption price per share†	$9.24

Class I
Net assets	$5,333,933
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	578,089
Net asset value and redemption price per share	$9.23

Class W
Net assets	$2,491,028
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	268,373
Net asset value and redemption price per share	$9.28

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable early withdrawal charge.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the year ended February 28, 2026

INVESTMENT INCOME:
Dividends	$49,795
Interest	9,940,100
Total investment income	9,989,895
EXPENSES:
Investment management fees	1,014,622
Distribution and shareholder service fees:
Class A	217,367
Class C	18,700
Transfer agent fees:
Class A	106,786
Class C	3,079
Class I	8,964
Class W	3,331
Shareholder reporting expense	49,159
Registration fees	55,671
Professional fees	133,420
Custody and accounting expense	80,968
Trustee fees	2,451
Proxy and solicitation costs (Note 9)	39,800
Miscellaneous expense	34,746
Interest expense	1,616,457
Total expenses	3,385,521
Waived and reimbursed fees	(252,777)
Net expenses	3,132,744
Net investment income	6,857,151
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(934,188)
Net change in unrealized appreciation (depreciation) on investments	(1,032,865)
Net realized and unrealized loss	(1,967,053)
Increase in net assets resulting from operations	$4,890,098

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 28, 2026	Year Ended February 28, 2025
FROM OPERATIONS:
Net investment income	$6,857,151	$9,015,273
Net realized loss	(934,188)	(651,770)
Net change in unrealized appreciation (depreciation)	(1,032,865)	704,007
Increase in net assets resulting from operations	4,890,098	9,067,510

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(7,219,499)	(8,425,566)
Class C	(194,817)	(323,213)
Class I	(504,831)	(630,849)
Class W	(231,875)	(272,492)
Return of capital:
Class A	(67,708)	—
Class C	(1,637)	—
Class I	(4,481)	—
Class W	(2,058)	—
Total distributions	(8,226,906)	(9,652,120)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,451,907	4,526,747
Reinvestment of distributions	2,905,215	3,378,745

	7,357,122	7,905,492
Cost of shares redeemed	(15,488,043)	(18,553,993)
Net decrease in net assets resulting from capital share transactions	(8,130,921)	(10,648,501)
Net decrease in net assets	(11,467,729)	(11,233,111)

NET ASSETS:
Beginning of year or period	103,919,180	115,152,291
End of year or period	$92,451,451	$103,919,180

See Accompanying Notes to Financial Statements

STATEMENT OF CASH FLOWS for the year ended February 28, 2026

Cash Provided By Operating Activities:
Net Increase in net assets resulting from operations	$4,890,098
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds on sale of long-term investments	95,158,621
Purchases of long-term investments	(72,366,696)
Net proceeds from sales (purchases) of short-term investments	(443,831)
Net amortization of premium and accretion of discount on investments	(1,091,793)
Net realized gain on sale of investments	934,188
Net change in unrealized appreciation or depreciation on investments	1,032,865
Change in operating assets and liabilities:
Increase in receivable for investment securities sold	(1,446,964)
Decrease in interest receivable	278,653
Increase in dividend receivable	(735)
Increase in reimbursement due from manager	(47,606)
Decrease in prepaid expenses	40,253
Decrease in other assets	10,481
Decrease in payable for investment securities purchased	(4,075,916)
Decrease in payable for investment management fees	(65,618)
Decrease in payable for shareholder service and distribution fees	(2,436)
Decrease in accrued trustee fees	(12,808)
Increase in other accrued expenses	94,715
Decrease in unfunded loan commitments	(77,274)
Net cash provided by operating activities	22,808,197

Cash Provided By (Used For) Financing Activities:
Total distributions paid to common shareholders (net of reinvestments)	(5,366,392)
Distributions paid to common shareholders from return of capital	(75,884)
Proceeds from capital shares sold	4,509,719
Payment on capital shares repurchased	(15,488,043)
Proceeds from notes payable	52,400,000
Repayment of notes payable	(58,800,000)
Net cash used for financing activities	(22,820,600)

Cash:
Net decrease in cash	(12,403)
Cash at beginning of year or period	18,210
Cash at end of year or period	$5,807

Non-Cash Financing Activities:
Reinvestment of distributions	$2,905,215

Supplemental Disclosure of Cash Flow Information:
Cash paid during the year or period for interest expense	$1,472,032

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Per Share Operating Performance										Ratios to average net assets after reimbursement/ recoupment			Ratios to average net assets before reimbursement/ recoupment
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains on investments	Distributions from return of capital	Total distributions	Net asset value, end of year or period	Total Investment Return(1)	Expenses (before interest and other fees related to revolving credit facility)(2)(3)	Expenses (with interest and other fees related to revolving credit facility)(2)(3)	Net investment income (loss)(2)(3)	Expenses (before interest and other fees related to revolving credit facility(2)	Expenses (with interest and other fees related to revolving credit facility)(2)	Net investment income (loss)(2)
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	(%)	(%)
Class A
02-28-26	9.60	0.66	•	(0.20)	0.46	(0.78)	—	(0.01)	(0.79)	9.27	4.98	1.54	3.20	6.98	1.80	3.46	6.72
02-28-25	9.65	0.79	•	0.01	0.80	(0.85)	—	—	(0.85)	9.60	8.56	1.44	2.99	8.18	1.75	3.30	7.88
02-29-24	9.57	0.83	•	0.05	0.88	(0.80)	—	—	(0.80)	9.65	9.60	1.38	2.50	8.59	1.68	2.80	8.28
02-28-23	10.79	0.67	•	(1.22)	(0.55)	(0.67)	—	—	(0.67)	9.57	(5.01)	1.51	2.54	6.71	1.81	2.84	6.41
02-28-22	10.91	0.44	•	(0.13)	0.31	(0.43)	—	—	(0.43)	10.79	2.92	1.55	2.01	4.02	1.70	2.16	3.87
02-28-21	11.51	0.40	•	(0.60)	(0.20)	(0.40)	—	—	(0.40)	10.91	(1.39)	1.66	2.20	3.91	1.83	2.37	3.74
02-29-20	12.19	0.64	•	(0.63)	0.01	(0.69)	—	—	(0.69)	11.51	0.06	1.69	2.88	5.36	1.83	3.02	5.22
02-28-19	12.61	0.64		(0.38)	0.26	(0.68)	—	—	(0.68)	12.19	2.14	1.72	3.03	5.21	1.80	3.11	5.14
02-28-18	12.85	0.57	•	(0.17)	0.40	(0.50)	—	(0.14)	(0.64)	12.61	3.22	1.69	2.55	4.50	1.73	2.59	4.46
02-28-17	11.85	0.67		1.02	1.69	(0.69)	—	—	(0.69)	12.85	14.56	1.63	2.12	5.34	1.68	2.17	5.28
Class C
02-28-26	9.57	0.62	•	(0.21)	0.41	(0.73)	—	(0.01)	(0.74)	9.24	4.45	2.04	3.70	6.56	2.30	3.96	6.30
02-28-25	9.62	0.76	•	(0.01)	0.75	(0.80)	—	—	(0.80)	9.57	8.03	1.94	3.49	7.68	2.25	3.80	7.38
02-29-24	9.54	0.77	•	0.07	0.84	(0.76)	—	—	(0.76)	9.62	9.09	1.88	3.00	8.05	2.18	3.30	7.75
02-28-23	10.77	0.60	•	(1.21)	(0.61)	(0.62)	—	—	(0.62)	9.54	(5.56)	2.01	3.04	6.03	2.31	3.34	5.73
02-28-22	10.89	0.38	•	(0.12)	0.26	(0.38)	—	—	(0.38)	10.77	2.41	2.05	2.51	3.49	2.20	2.66	3.34
02-28-21	11.48	0.35	•	(0.59)	(0.24)	(0.35)	—	—	(0.35)	10.89	(1.80)	2.16	2.70	3.46	2.33	2.87	3.29
02-29-20	12.16	0.60	•	(0.65)	(0.05)	(0.63)	—	—	(0.63)	11.48	(0.44)	2.19	3.38	5.02	2.33	3.52	4.88
02-28-19	12.59	0.58		(0.39)	0.19	(0.62)	—	—	(0.62)	12.16	1.56	2.22	3.53	4.72	2.30	3.61	4.64
02-28-18	12.82	0.50		(0.15)	0.35	(0.44)	—	(0.14)	(0.58)	12.59	2.79	2.19	3.05	4.00	2.23	3.09	3.96
02-28-17	11.83	0.61		1.01	1.62	(0.63)	—	—	(0.63)	12.82	13.93	2.13	2.62	4.84	2.18	2.67	4.79
Class I
02-28-26	9.55	0.68	•	(0.19)	0.49	(0.80)	—	(0.01)	(0.81)	9.23	5.34	1.29	2.95	7.24	1.58	3.24	6.96
02-28-25	9.60	0.81	•	0.01	0.82	(0.87)	—	—	(0.87)	9.55	8.84	1.19	2.74	8.44	1.49	3.04	8.13
02-29-24	9.53	0.85	•	0.05	0.90	(0.83)	—	—	(0.83)	9.60	9.81	1.13	2.25	8.84	1.43	2.55	8.53
02-28-23	10.75	0.68	•	(1.21)	(0.53)	(0.69)	—	—	(0.69)	9.53	(4.82)	1.26	2.29	6.89	1.56	2.59	6.59
02-28-22	10.86	0.46	•	(0.11)	0.35	(0.46)	—	—	(0.46)	10.75	3.28	1.30	1.76	4.26	1.45	1.91	4.11
02-28-21	11.46	0.43	•	(0.60)	(0.17)	(0.43)	—	—	(0.43)	10.86	(1.14)	1.41	1.95	4.17	1.58	2.12	4.00
02-29-20	12.15	0.68	•	(0.65)	0.03	(0.72)	—	—	(0.72)	11.46	0.22	1.44	2.63	5.73	1.57	2.76	5.60
02-28-19	12.57	0.68		(0.39)	0.29	(0.71)	—	—	(0.71)	12.15	2.41	1.47	2.78	5.47	1.53	2.84	5.42
02-28-18	12.81	0.60	•	(0.17)	0.43	(0.53)	—	(0.14)	(0.67)	12.57	3.49	1.44	2.30	4.74	1.45	2.31	4.73
02-28-17	11.82	0.69		1.03	1.72	(0.73)	—	—	(0.73)	12.81	14.79	1.38	1.87	5.57	1.41	1.90	5.55
Class W
02-28-26	9.60	0.69	•	(0.19)	0.50	(0.81)	—	(0.01)	(0.82)	9.28	5.35	1.29	2.95	7.24	1.55	3.21	6.98
02-28-25	9.66	0.82	•	(0.01)	0.81	(0.87)	—	—	(0.87)	9.60	8.72	1.19	2.74	8.43	1.50	3.05	8.13
02-29-24	9.58	0.85	•	0.06	0.91	(0.83)	—	—	(0.83)	9.66	9.87	1.13	2.25	8.85	1.43	2.55	8.54
02-28-23	10.80	0.66	•	(1.18)	(0.52)	(0.70)	—	—	(0.70)	9.58	(4.76)	1.26	2.29	6.57	1.56	2.59	6.26
02-28-22	10.92	0.47	•	(0.13)	0.34	(0.46)	—	—	(0.46)	10.80	3.17	1.30	1.76	4.26	1.45	1.91	4.11
02-28-21	11.52	0.43	•	(0.60)	(0.17)	(0.43)	—	—	(0.43)	10.92	(1.13)	1.41	1.95	4.19	1.58	2.12	4.02
02-29-20	12.20	0.68		(0.64)	0.04	(0.72)	—	—	(0.72)	11.52	0.31	1.44	2.63	5.68	1.58	2.77	5.54
02-28-19	12.62	0.67		(0.38)	0.29	(0.71)	—	—	(0.71)	12.20	2.40	1.47	2.78	5.44	1.55	2.86	5.36
02-28-18	12.86	0.60		(0.17)	0.43	(0.53)	—	(0.14)	(0.67)	12.62	3.47	1.44	2.30	4.76	1.48	2.34	4.72
02-28-17	11.86	0.70	•	1.03	1.73	(0.73)	—	—	(0.73)	12.86	14.83	1.38	1.87	5.59	1.43	1.92	5.54

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

(1)	Total investment return has been calculated assuming a purchase at the beginning of each period and a sale at the end of each period and assumes reinvestment of dividends and capital gain distributions, if any, on the dividend/distribution date. Total investment return does not include sales load.

(2)	Annualized for periods less than one year.

(3)	The Investment Adviser has agreed to limit expenses excluding interest, taxes, brokerage commissions, leverage expenses, other investment related costs and extraordinary expenses, subject to possible recoupment by the Investment Adviser within three years.

•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Supplemental data
	Net assets, end of year or period	Portfolio Turnover	Borrowings at end of year or period	Asset coverage per $1,000 of debt	Average borrowings(1)	Shares outstanding at end of year or period
Year or period ended	($000's)	(%)	($000's)	($)	($000's)	($000's)
Class A
02-28-26	82,632	56	30,159	4,070	28,794	8,910
02-28-25	91,068	81	36,559	3,840	25,775	9,490
02-29-24	100,272	66	21,100	6,460	18,760	10,389
02-28-23	106,819	68	16,800	8,390	43,588	11,163
02-28-22	127,411	76	56,200	3,780	63,085	11,805
02-28-21	134,440	44	72,900	3,500	69,828	12,327
02-29-20	173,654	45	101,800	3,370	106,324	15,092
02-28-19	122,868	60	118,500	3,650	149,594	10,082
02-28-18	164,285	88	169,300	3,370	173,235	13,026
02-28-17	207,989	69	154,800	4,200	149,897	16,188
Class C
02-28-26	1,995	56	30,159	4,070	28,794	216
02-28-25	3,363	81	36,559	3,840	25,775	352
02-29-24	4,666	66	21,100	6,460	18,760	485
02-28-23	6,678	68	16,800	8,390	43,588	700
02-28-22	11,854	76	56,200	3,780	63,085	1,101
02-28-21	27,248	44	72,900	3,500	69,828	2,503
02-29-20	40,876	45	101,800	3,370	106,324	3,560
02-28-19	145,198	60	118,500	3,650	149,594	11,940
02-28-18	175,929	88	169,300	3,370	173,235	13,977
02-28-17	214,361	69	154,800	4,200	149,897	16,715
Class I
02-28-26	5,334	56	30,159	4,070	28,794	578
02-28-25	6,600	81	36,559	3,840	25,775	691
02-29-24	7,121	66	21,100	6,460	18,760	742
02-28-23	7,486	68	16,800	8,390	43,588	786
02-28-22	9,671	76	56,200	3,780	63,085	900
02-28-21	11,783	44	72,900	3,500	69,828	1,085
02-29-20	13,974	45	101,800	3,370	106,324	1,219
02-28-19	29,733	60	118,500	3,650	149,594	2,448
02-28-18	34,324	88	169,300	3,370	173,235	2,730
02-28-17	46,319	69	154,800	4,200	149,897	3,615
Class W
02-28-26	2,491	56	30,159	4,070	28,794	268
02-28-25	2,888	81	36,559	3,840	25,775	301
02-29-24	3,093	66	21,100	6,460	18,760	320
02-28-23	3,097	68	16,800	8,390	43,588	323
02-28-22	7,220	76	56,200	3,780	63,085	669
02-28-21	8,850	44	72,900	3,500	69,828	811
02-29-20	13,215	45	101,800	3,370	106,324	1,148
02-28-19	16,250	60	118,500	3,650	149,594	1,332
02-28-18	27,431	88	169,300	3,370	173,235	2,173
02-28-17	27,161	69	154,800	4,200	149,897	2,113

(1)	Based on the active days of borrowing

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of February 28, 2026

NOTE 1 — ORGANIZATION

Voya Credit Income Fund (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously-offered, diversified, closed-end, management investment company. Effective April 2, 2001, the Fund commenced the offering of Class A and Class C shares to the public. Effective April 15, 2008, the Fund commenced the offering of Class I and Class W shares to the public.

The Fund currently has four classes of shares: A, C, I and W. Class A shares are subject to a sales charge of up to 2.50%. Effective June 30, 2020, Class A shares purchased in excess of $500,000 are not subject to a sales charge but are subject to an Early Withdrawal Charge (“EWC”) of 1.00% if repurchased by the Fund within one year of purchase. Prior to June 30, 2020, Class A shares purchased in excess of $500,000 were not subject to a sales charge but were subject to an EWC of 1.00% if repurchased by the Fund within six months of purchase. Class C shares are subject to an EWC of 1.00% if repurchased by the Fund within one year of purchase.

Class C shares, along with their pro rata reinvested dividend shares, will automatically convert to Class A shares of the same Fund, after a holding period of 8 years from date of purchase.

To maintain a measure of liquidity, the Fund will offer to repurchase not less than 5% of its outstanding Common Shares on a monthly basis. This is a fundamental policy that cannot be changed without shareholder approval. The Fund may not offer to repurchase more than 25% of its outstanding Common Shares in any calendar quarter. Other than these monthly repurchases, no market for the Fund’s Common Shares is expected to exist. The separate classes of shares differ principally in their distribution fees and shareholder servicing fees, as well as differences in the amount of waiver fees and reimbursement of expenses, if any. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata on the average daily net assets of each class, without distinction between share classes. Differences in the per share dividend rates generally result from differences in separate class expenses, including distribution fees and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the share classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. The Investment Adviser has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”),

a Delaware limited liability company, to serve as the Sub-Adviser to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification Topic 946 Financial Services - Investment Companies.

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Senior Loan and Other Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair

NOTES TO FINANCIAL STATEMENTS as of February 28, 2026 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of the Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or the Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

The Fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Security transactions and senior loans are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual senior loans are generally applied as a reduction to the recorded investment of the

NOTES TO FINANCIAL STATEMENTS as of February 28, 2026 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

loan. Senior loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Premium amortization and discount accretion are deferred and recognized over the lives of the respective loans. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield method over the shorter of four years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Amendment fees and other fees earned are reported as interest income on the Statement of Operations.

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Forward Foreign Currency Contracts. The Fund has entered into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward foreign contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the respective Portfolio of Investments.

The Fund did not enter into any forward foreign currency contracts for the year ended February 28, 2026.

E. When-Issued Delayed-Delivery. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date.

F. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net

NOTES TO FINANCIAL STATEMENTS as of February 28, 2026 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investment income and any net realized capital gains to its shareholders. Therefore, a U.S. federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

G. Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Fund records distributions to its shareholders on the ex-dividend date.

H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended February 28, 2026, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $72,366,696 and $95,202,925, respectively. At February 28, 2026, the Fund held senior loans valued at $69,507,694 representing 55.22% of its total investments. The fair value of these assets is established as set forth in Note 2.

The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower, and are typically acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Warrants and shares of common stock held in the portfolio were acquired in conjunction with loans held by the Fund. Certain of these shares and warrants are restricted and may not be publicly sold without registration under the 1933 Act, or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after the issuance of the shares or warrants.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Fund’s Managed Assets. For purposes of the Management Agreement, managed assets (“Managed Assets”) are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily Managed Assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

NOTES TO FINANCIAL STATEMENTS as of February 28, 2026 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class A and Class C shares of the Fund have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby Voya Investments Distributor, LLC (the “Distributor”), a Delaware limited liability company, is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who executed a distribution agreement with the Distributor. Under the 12b-1 plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C
0.25%	0.75%

The Distributor may also retain the proceeds of the initial sales charge paid by the shareholders upon the purchase of Class A shares, and the EWC paid by the shareholders upon certain redemptions/repurchases for Class A shares and Class C shares. For the year ended February 28, 2026, the Distributor retained the following amounts:

Class A
Initial Sales Charges:	$287
EWC’s:	$—

NOTE 6 — EXPENSE LIMITATIONS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, other expenses not incurred in the ordinary course of business, expenses of any counsel or other persons or services retained by the Fund’s Board members who are not “interested persons,” as that term is defined in the 1940 Act, and acquired fund fees and expenses, to the following:

Class A — 0.90% of Managed Assets plus 0.45% of average daily net assets

Class C — 0.90% of Managed Assets plus 0.95% of average daily net assets

Class I — 0.90% of Managed Assets plus 0.20% of average daily net assets

Class W — 0.90% of Managed Assets plus 0.20% of average daily net assets

Pursuant to a side letter agreement through July 1, 2026, the Investment Adviser has further lowered the expense limits to the following. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

Class A — 0.80% of Managed Assets plus 0.45% of average daily net assets

Class C — 0.80% of Managed Assets plus 0.95% of average daily net assets

Class I — 0.80% of Managed Assets plus 0.20% of average daily net assets

Class W — 0.80% of Managed Assets plus 0.20% of average daily net assets

Unless otherwise specified above, the Investment Adviser may at a later date recoup from the Fund for fees waived and other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of February 28, 2026, there are no amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser.

The Expense Limitation Agreement is contractual through July 1, 2026. Termination or modification of this obligation requires approval by the Board.

NOTE 7 — COMMITMENTS

Effective June 28, 2025, the Fund has entered into a 364-day revolving credit agreement, collateralized by assets of the Fund, to borrow up to $40 million maturing June 27, 2026. Borrowing rates under this agreement are based on a fixed spread over SOFR, and a commitment fee is charged on the unused portion. Prior to June 28, 2025, the predecessor credit agreement was for $40 million maturing June 27, 2025. There was $30.2 million of borrowings outstanding at February 28, 2026. The weighted average interest rate on outstanding borrowings at February 28, 2026 was 4.80%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 23.20% of total assets as of February 28, 2026. Prepaid arrangement fees are amortized over the term of the agreement and are included in other assets of the statement of assets and liabilities. Average borrowings for the year ended February 28, 2026

NOTES TO FINANCIAL STATEMENTS as of February 28, 2026 (continued)

NOTE 7 — COMMITMENTS (continued)

were $28,793,682 and the average annualized interest rate was 5.61%.

NOTE 8 — SENIOR LOAN COMMITMENTS

As of February 28, 2026, the Fund had unfunded loan commitments pursuant to the terms of the following loan agreements:

Loan	Unfunded Loan Commitment
Chicago US Midco III LP Delayed Draw Term Loan	$25,216
Cp Iris Holdco I, Inc. Delayed Draw Commitment	27,077
Hanger Inc. Delayed Draw Term Loan	17,070
Pye Barker Fire & Safety LLC Initial Delayed Draw Term Loan	39,000
Raven Acquisition Holdings, LLC 2024 Delayed Draw Term Loan Commitment	28,050
Salas O’Brien Inc. DDTL	16,572
US Fertility Enterprises LLC Delayed Draw Term Loan	25,658
USALCO LLC 2025 Delayed Draw Term Loan	22,885
$201,528

NOTE 9 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

During the year ended February 28, 2026, Credit Income incurred $39,800 of proxy and solicitation costs associated with an investment strategy and change.

NOTE 10 — SUBORDINATED LOANS AND UNSECURED LOANS

The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Fund may invest up to 20% of its total assets, measured at the time of investment, in subordinated loans, unsecured debt instruments and other investments, as directed by the Prospectus. As of February 28, 2026, the Fund held no subordinated loans or unsecured loans.

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Class A
2/28/2026	427,950	—	272,562	(1,280,766)	—	(580,254)	4,044,557	—	2,576,929	(12,100,894)	—	(5,479,408)
2/28/2025	391,724	—	301,145	(1,591,632)	—	(898,763)	3,781,139	—	2,907,223	(15,380,241)	—	(8,691,879)
Class C
2/28/2026	14,367	—	7,882	(158,054)	—	(135,805)	135,335	—	74,322	(1,491,754)	—	(1,282,097)
2/28/2025	10,468	—	13,760	(157,505)	—	(133,277)	100,869	—	132,431	(1,515,782)	—	(1,282,482)
Class I
2/28/2026	17,183	—	19,591	(149,973)	—	(113,199)	162,163	—	184,263	(1,409,528)	—	(1,063,102)
2/28/2025	51,906	—	28,212	(130,349)	—	(50,231)	498,230	—	271,034	(1,254,057)	—	(484,793)
Class W
2/28/2026	11,603	—	7,365	(51,302)	—	(32,334)	109,852	—	69,701	(485,867)	—	(306,314)
2/28/2025	15,161	—	7,043	(41,719)	—	(19,515)	146,509	—	68,057	(403,913)	—	(189,347)

NOTES TO FINANCIAL STATEMENTS as of February 28, 2026 (continued)

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their U.S. federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of paydowns. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for U.S. federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended February 28, 2026		Year Ended February 28, 2025
Ordinary Income	Return of Capital	Ordinary Income
$8,151,022	$75,884	$9,652,120

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for U.S. federal income tax purposes as of February 28, 2026, were:

Unrealized Appreciation/	Capital Loss Carryforwards			Total Distributable
(Depreciation)	Amount	Character	Other	Earnings/(Loss)
$(1,120,248)	$(14,206,740)	Short-term	$(330,767)	$(125,321,666)
	(109,663,911)	Long-term
$(123,870,651)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

As of February 28, 2026, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 13 — MARKET DISRUPTION AND GEOPOLITICAL RISK

The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, trade disputes, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Military action by Russia in Ukraine, the prolonged conflict between Hamas and Israel, the Iranian conflict that commenced in February 2026, and political upheaval in Venezuela have resulted, and may continue to result, in sanctions, market disruptions, declines in regional and global stock markets, unusual volatility in global commodity markets, and disruptions to energy production or transportation, including through key shipping routes, any of which could adversely affect the value of the Fund’s investments, including beyond the

NOTES TO FINANCIAL STATEMENTS as of February 28, 2026 (continued)

NOTE 13 — MARKET DISRUPTION AND GEOPOLITICAL RISK (continued)

Fund’s direct exposure to issuers in the affected regions. The escalation or expansion of hostilities including the involvement of additional nations, could introduce further uncertainty and volatility in global energy, commodity, and financial markets. The extent and duration of these conflicts, related sanctions, and resulting market disruptions are impossible to predict but could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers. Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence (“AI”), may pose risks to the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI. As AI is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund. The legal and regulatory frameworks within which AI operates continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

NOTE 14 — SEGMENT REPORTING

In November 2023, the FASB issued Accounting Standards Update (“ASU”), ASU 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures, which aims to improve reportable segment disclosure requirements, primarily through enhanced disclosures about segment expenses. Adoption of ASU 2023-07, impacts financial statement disclosure only and did not affect the Fund’s financial position or operating results.

Topic 280 defines an operating segment as a component

of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the chief operating decision maker (“CODM”) to assess performance and make resource allocation decisions. The Fund has one operating segment that derives its income from earnings on its investments. The Product Review Committee (the “Committee”) of the Investment Adviser and its affiliates is deemed to be the CODM. The Committee is comprised of executive leaders and it reviews the operating results of the Fund holistically. The CODM considers changes in net assets from operations, expense ratios, total returns and fund composition to make resource allocation decisions. Detailed financial information regarding the Fund is disclosed within these financial statements with total assets and liabilities disclosed on the Statement of Assets and Liabilities, investments held on the Portfolio of Investments, results of operations on the Statement of Operations and other information about the Fund’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENT

The Fund has adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740): Improvements to Income Tax Disclosures. ASU 2023-09 enhances income tax disclosures, including providing specific categories in rate reconciliation and income taxes paid. Upon evaluation, the adoption of the new accounting standard does not materially impact the financial statement amounts or disclosures.

NOTES TO FINANCIAL STATEMENTS as of February 28, 2026 (continued)

NOTE 16 — SUBSEQUENT EVENTS

Dividends Declared: Subsequent to February 28, 2026, the Fund declared the following dividends from net investment income:

Class	Per Share Amount	Declaration Date	Record Date	Payable Date
A	$0.05452	Daily	Daily	March 31, 2026
C	$0.05047	Daily	Daily	March 31, 2026
I	$0.05619	Daily	Daily	March 31, 2026
W	$0.05656	Daily	Daily	March 31, 2026

Fund changes: Subject to shareholder approval, the Board approved changes to the Fund’s Fundamental Investment Restriction with respect to purchasing or selling real estate or commodities. A special meeting of shareholders is scheduled for May 19, 2026. The Board also approved, effective on or about June 26, 2026 (the “Effective Date”): (i) changing the Fund’s principal investment strategies, including changes to investments included within the scope of the Fund’s policy to invest, under normal circumstances, at least 80% of the value of its assets in investments in accordance with the investment focus that its name suggests (the “80% Investment Policy”), principal risks, and portfolio managers and (ii) eliminating the Fund’s performance benchmark, the Bloomberg U.S. Aggregate Bond Index. The approved changes allow for substantial investments in private credit. On the Effective Date, for purposes of the 80% Investment Policy, credit sectors include, without limitation, private credit (including direct lending and asset-backed lending), asset-based finance, securitized credit (including collateralized loan obligations (“CLOs”) and mortgage derivatives), public credit, commercial mortgage loans, emerging market debt, corporate debt instruments, loans, and high-yield debt instruments.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya Credit Income Fund	PORTFOLIO OF INVESTMENTS as of February 28, 2026

Principal Amount†		Value	Percentage of Net Assets
SENIOR LOANS*: 75.2%
	Basic Materials: 1.8%
327,336	A-AP Buyer, Inc., Initial Term Loan, 6.417%, (TSFR3M+2.750%), 09/09/2031	$327,540	0.4
179,467	Ineos Quattro Holdings UK Limited, 2031 Tranche B Dollar Term Loan, 7.923%, (TSFR1M+4.250%), 10/07/2031	138,489	0.1
328,099	Paint Intermediate III LLC, Paint Intermediate/ Wesco Group Cov-Lite Tlb, 6.666%, (TSFR3M+3.000%), 10/09/2031	328,100	0.4
395,000	Qnity Electronics, Inc., Term Loan B, 5.698%, (TSFR6M+2.000%), 11/01/2032	396,852	0.4
240,000	Solstice Advanced Materials Inc., Term B Loan, 5.417%, (TSFR3M+1.750%), 10/29/2032	241,350	0.3
22,885 (1)(2)	USALCO LLC, 2025 Delayed Draw Term Loan, 09/30/2031	22,923	0.0
219,900	USALCO LLC, 2025 Initial Term Loan, 7.173%, (TSFR1M+3.500%), 09/30/2031	220,266	0.2
		1,675,520	1.8

	Communications: 3.4%
405,626	Arches Buyer Inc., Refinancing Term Loan, 7.023%, (TSFR1M+3.350%), 12/06/2027	404,327	0.4
236,591	Cengage Learning Inc., Term Loan, 6.669%, (TSFR3M+3.000%), 03/24/2031	231,514	0.3
273,622	CNT Holdings I Corp, 2025 Replacement Term Loans, 6.167%, (TSFR3M+2.500%), 11/08/2032	273,764	0.3
35,837	DirectV Financing LLC, Closing Date Term Loan, 8.928%, (TSFR3M+5.262%), 08/02/2027	35,949	0.0
267,373	Dotdash Meredith, Inc., Term B-2 Loan, 7.171%, (TSFR1M+3.500%), 06/17/2032	248,406	0.3
Principal Amount†		Value	Percentage of Net Assets
SENIOR LOANS*: (continued)
	Communications: (continued)
425,560	Ensono LP, First Lien Initial Term Loan, 7.787%, (TSFR1M+4.114%), 05/26/2028	$402,686	0.4
148,500	GoodRX Inc., 2024 Term Loan, 7.423%, (TSFR1M+3.750%), 07/10/2029	147,727	0.2
276,512	Magnite Inc., Amendment 2 Initial Term Loan, 6.673%, (TSFR1M+3.000%), 02/06/2031	274,784	0.3
212,297	McGraw-Hill Education Inc., Term Loan B (2025), 6.423%, (TSFR1M+2.750%), 08/06/2031	212,320	0.2
295,218	MH Sub I LLC, 2023 May New Term Loans, 7.923%, (TSFR1M+4.250%), 05/03/2028	240,418	0.3
245,000	Sunrise HoldCo III BV (f/k/a UPC Broadband Holding BV), Facility Aaa, 6.129%, (TSFR6M+2.500%), 02/15/2032	242,626	0.3
326,320	TripAdvisor Inc., Initial Term B Loan, 6.423%, (TSFR1M+2.750%), 07/08/2031	295,592	0.3
128,187	Zayo Group Holdings Inc., Dollar Term Loan, 6.787%, (TSFR1M+3.115%), 03/11/2030	123,611	0.1
		3,133,724	3.4

	Consumer, Cyclical: 13.5%
675,000	AI Aqua Merger Sub Inc. FKA Osmosis Buyer Limited, 2026 Term Loan B, 6.421%, (TSFR1M+2.750%), 07/30/2028	672,891	0.7
270,000	Allison Transmission Inc., Term Loan B, 5.410%, (TSFR1M+1.750%), 01/02/2033	271,688	0.3
379,495	Alterra Mountain Company, Term Loan B-8, 6.173%, (TSFR1M+2.500%), 05/31/2030	380,444	0.4

See Accompanying Notes to Financial Statements

Voya Credit Income Fund	PORTFOLIO OF INVESTMENTS as of February 28, 2026 (continued)

Principal Amount†		Value	Percentage of Net Assets
SENIOR LOANS*: (continued)
	Consumer, Cyclical: (continued)
1,025,000 (1)	American Airlines Inc., 2025 Incremental Term Loans, 05/28/2032	$1,027,669	1.1
70,099	American Airlines Inc., Repriced Term Loan, 5.918%, (TSFR3M+2.250%), 04/20/2028	70,093	0.1
329,892	American Greetings Corporation, Tranche C Term Loan, 9.423%, (TSFR1M+5.750%), 10/30/2029	329,480	0.4
263,135	Aramark Services Inc., U.S. Term B-10 Loan, 5.423%, (TSFR1M+1.750%), 06/22/2030	264,080	0.3
199,000	Bombardier Recreational Products Inc., 2023 Replacement Term Loan, 5.923%, (TSFR1M+2.250%), 12/13/2029	199,995	0.2
585,000	Boots Group Finco LP, Closing Date Dollar Term Loan, 8.206%, (TSFR3M+4.500%), 08/30/2032	586,584	0.6
312,021	Cinemark USA Inc., Term Loan, 5.922%, (TSFR3M+3.250%), 05/24/2030	313,288	0.3
146,254	City Football Group Limited, Term Loan, 7.184%, (TSFR3M+3.512%), 07/21/2030	145,888	0.2
365,813	Crown Finance US Inc., Term Loan B, 8.171%, (TSFR1M+4.500%), 12/02/2031	355,845	0.4
420,000 (1)	EG America LLC, Term Loan B, 01/30/2031	420,853	0.5
382,027	Fertitta Entertainment LLC, Tranche B, 6.923%, (TSFR1M+3.250%), 01/29/2029	380,785	0.4
466,601	Great Outdoors Group LLC, Term B-3 Loan, 6.923%, (TSFR1M+3.250%), 01/23/2032	467,038	0.5
178,200	Highline AfterMarket Acquisition LLC, 2025-1 Term Loan, 7.173%, (TSFR3M+3.500%), 02/13/2030	178,645	0.2
Principal Amount†		Value	Percentage of Net Assets
SENIOR LOANS*: (continued)
	Consumer, Cyclical: (continued)
200,000	HNI Corporation, Term Loan B, 5.665%, (TSFR1M+2.000%), 12/10/2032	$201,667	0.2
222,271	Holley Purchaser, Inc., Initial Term Loan, 7.537%, (TSFR1M+3.750%), 11/17/2028	221,660	0.2
277,200	Hunter Douglas Holding BV, Tranche B-1 Term Loan, 6.672%, (TSFR3M+3.000%), 01/17/2032	277,677	0.3
280,000	Kingpin Intermediate Holdings LLC, 2025 1st Lien TLB, 6.923%, (TSFR1M+3.250%), 09/22/2032	264,483	0.3
269,325	LBM Acquisition LLC, Amendment No 4 Incremental Term loan, 8.677%, (TSFR1M+5.000%), 06/06/2031	237,455	0.3
297,334	LC Ahab US Bidco LLC, Initial Term Loan, 6.173%, (TSFR1M+2.500%), 05/01/2031	297,334	0.3
325,000	Light and Wonder International Inc., Term Loan B-3, 5.677%, (TSFR1M+2.000%), 04/16/2029	325,609	0.4
768,898	LS Group OPCO Acquisition LLC, Term Loan B, 6.173%, (TSFR3M+2.500%), 04/23/2031	770,099	0.8
259,750	MillerKnoll Inc. f/k/a/ Herman Miller Inc., 2026 Term B Loans, 5.673%, (TSFR1M+2.000%), 08/09/2032	259,994	0.3
267,300	Peer Holding III BV, Term Loan B5b, 6.172%, (TSFR3M+2.500%), 07/01/2031	267,551	0.3
360,000	Raising Canes Restaurants LLC, First Amendment New Term Loan, 5.671%, (TSFR1M+2.000%), 11/03/2032	360,056	0.4

See Accompanying Notes to Financial Statements

Voya Credit Income Fund	PORTFOLIO OF INVESTMENTS as of February 28, 2026 (continued)

Principal Amount†		Value	Percentage of Net Assets
SENIOR LOANS*: (continued)
	Consumer, Cyclical: (continued)
224,897	RC Buyer Inc., First Lien Initial Term Loan, 7.287%, (TSFR1M+3.614%), 07/28/2028	$224,264	0.2
310,000 (1)	RVR Dealership Holdings LLC, Term Loan B, 02/04/2033	309,903	0.3
435,000	Samsonite International SA, Term Loan B, 5.423%, (TSFR1M+1.750%), 11/05/2032	437,356	0.5
325,850	Scientific Games Holdings LP, 2024 Refi Dollar Term Loan, 6.652%, (TSFR3M+3.000%), 04/04/2029	319,808	0.4
280,802	Showtime Acquisition LLC, Initial Term Loan, 8.402%, (TSFR3M+4.750%), 08/13/2031	279,047	0.3
370,000	SKECHERS U.S.A. Inc. (Beach Acquisition Bidco), Tranche B-1 Term Loan, 6.922%, (TSFR3M+3.250%), 09/13/2032	371,927	0.4
189,050	UFC Holdings LLC (Zuffa)/TKO Group, Term B-5 Loan, 5.664%, (TSFR3M+2.000%), 11/21/2031	189,424	0.2
490,000	Weber Stephen Products LLC, Initial Term B Loans, 7.411%, (TSFR3M+3.750%), 10/01/2032	490,817	0.5
283,673	White Cap Supply Holdings LLC(f/k/a White Cap Buyer LLC), Tranche C Term Loan, 6.923%, (TSFR1M+3.250%), 10/19/2029	281,352	0.3
		12,452,749	13.5

	Consumer, Non-cyclical: 16.0%
14,562	ADMI Corp, Amendment No 5 Term Loan, 7.537%, (TSFR1M+3.864%), 12/23/2027	14,143	0.0
370,000	AlixPartners LLP, 2025 Refinanced Dollar Term Loan, 5.673%, (TSFR1M+2.000%), 08/12/2032	365,573	0.4
Principal Amount†		Value	Percentage of Net Assets
SENIOR LOANS*: (continued)
	Consumer, Non-cyclical: (continued)
369,075	Allied Universal Holdco LLC, Amendment 7 Replacement U.S. Dollar Term Loan, 6.923%, (TSFR1M+3.250%), 08/20/2032	$369,273	0.4
314,213	Amneal Pharmaceuticals LLC, Amendment No. 2 Term Loan, 6.673%, (TSFR1M+3.000%), 08/02/2032	314,998	0.3
134,342	Anticimex Global AB (f/k/a Seren Bidco AB), Facility B8 (USD), 6.560%, (SOFRRATE+2.900%), 11/17/2031	134,790	0.1
380,000 (1)	Argent FInco LLC, Term Loan, 11/12/2032	380,653	0.4
295,267	Auris Luxembourg III SARL, (Usd) Term Loan B8, 7.198%, (TSFR6M+3.500%), 02/28/2029	295,821	0.3
368,150	Bausch & Lomb Corporation, 2025- 2 Refinancing Term Loan, 7.423%, (TSFR1M+3.750%), 01/15/2031	368,917	0.4
136,820	BCPE North Star US Holdco 2 Inc., First Lien Initial Term Loan, 7.787%, (TSFR1M+4.114%), 06/09/2028	136,350	0.1
334,693	Belfor Holdings Inc., Tranche B-5 Term Loan, 6.423%, (TSFR1M+2.750%), 11/01/2030	335,948	0.4
221,605	Bella Holding Company LLC, Term Loan, 6.673%, (TSFR1M+3.000%), 05/10/2028	219,043	0.2
59,700	Belron Finance 2019 LLC, Term Loan, 5.660%, (TSFR6M+2.000%), 10/16/2031	59,812	0.1
268,643	BIFM US Finance LLC, 2025 Term Loan (First Lien), 6.923%, (TSFR1M+3.250%), 05/31/2028	269,651	0.3

See Accompanying Notes to Financial Statements

Voya Credit Income Fund	PORTFOLIO OF INVESTMENTS as of February 28, 2026 (continued)

Principal Amount†		Value	Percentage of Net Assets
SENIOR LOANS*: (continued)
	Consumer, Non-cyclical: (continued)
310,000	Camelot US Acquisition I Co, Amendment No. 7 Incremental Term Loan, 6.923%, (TSFR1M+3.250%), 01/31/2031	$263,500	0.3
42,552	CHG Healthcare Services Inc., Amendment No. 7 Refinancing Term Loan, 6.423%, (TSFR1M+2.750%), 09/29/2028	42,547	0.0
530,000	Chobani LLC, October 2025 1st Lien TLB, 5.923%, (TSFR1M+2.250%), 10/28/2032	532,650	0.6
598,871	Cotiviti Inc., Initial Floating Rate Term Loans, 6.421%, (TSFR1M+2.750%), 05/01/2031	533,743	0.6
295,000	Creative Artists Agency, LLC, Term Loan B, 7.423%, (TSFR1M+3.750%), 10/01/2031	294,493	0.3
665,000	Electron Bidco Inc., 2026 Term Loan, 6.173%, (TSFR1M+2.500%), 02/06/2033	664,668	0.7
275,000	Ensemble RCM LLC, Term Loan B, 6.660%, (TSFR3M+3.000%), 01/28/2033	265,856	0.3
154,613	Fleet Midco I Ltd., Facility B2 Term Loan, 6.419%, (TSFR3M+2.750%), 02/21/2031	154,419	0.2
431,960	Fugue Finance B.V., 15th Amd USD Term, 5.921%, (TSFR3M+2.250%), 01/09/2032	429,800	0.5
394,005	Garda World Security Corporation, Fifteenth Additional Term Loan, 6.422%, (TSFR3M+2.750%), 02/01/2029	393,266	0.4
145,000	Genmab A/S, Initial Term B Loan, 6.733%, (TSFR3M+3.000%), 12/10/2032	145,759	0.2
Principal Amount†		Value	Percentage of Net Assets
SENIOR LOANS*: (continued)
	Consumer, Non-cyclical: (continued)
375,000	Global Medical Response Inc., Initial Term Loan, 7.170%, (TSFR3M+3.500%), 10/01/2032	$375,443	0.4
550,000	Grant Thornton Advisors LLC, 2025 Incremental Term Loan, 6.423%, (TSFR1M+2.750%), 06/02/2031	512,531	0.6
41,542 (2)	Hanger Inc., Delayed Draw Term Loan, 7.172%, (TSFR1M+3.500%), 10/23/2031	41,668	0.0
320,940	Hanger Inc., Initial Term Loan, 7.172%, (TSFR1M+3.500%), 10/23/2031	321,914	0.3
360,000 (1)	Hologic, Inc., Term B, 01/14/2033	356,025	0.4
363,525	HomeServe USA Holding Corp., Amendment No.1 Refinancing Term Loan, 5.667%, (TSFR1M+2.000%), 10/21/2030	363,480	0.4
570,000	Ion Platform Finance Us, Inc., Initial Dollar Term Loans, 7.422%, (TSFR3M+3.750%), 10/07/2032	471,437	0.5
310,212	Kuehg Corp., Term Loan, 6.422%, (TSFR3M+2.750%), 06/12/2030	297,997	0.3
443,672	Latham Pool Products Inc., Initial Term Loans, 7.573%, (TSFR3M+3.900%), 02/23/2029	442,932	0.5
185,000	Lavender Dutch Borrowerco B.V., Facility B (USD), 6.935%, (TSFR3M+3.250%), 12/30/2032	185,231	0.2
241,944	LifePoint Health Inc., Term Loan B2, 7.152%, (TSFR3M+3.500%), 05/16/2031	242,112	0.3
357,305	Neon Maple Purchaser Inc., 1st amend Tranche B-1 TL, 6.173%, (TSFR1M+2.500%), 11/17/2031	348,930	0.4

See Accompanying Notes to Financial Statements

Voya Credit Income Fund	PORTFOLIO OF INVESTMENTS as of February 28, 2026 (continued)

Principal Amount†		Value	Percentage of Net Assets
SENIOR LOANS*: (continued)
	Consumer, Non-cyclical: (continued)
428,925	Nourish Buyer I, Inc., 2026-1 Term Loans, 7.669%, (TSFR3M+4.000%), 07/09/2032	$429,997	0.5
157,681	Priority Holdings LLC, 2025-1 Refinancing Term Loan, 7.423%, (TSFR1M+3.750%), 07/30/2032	153,673	0.2
261,000	Pye Barker Fire & Safety LLC, Closing Date Term Loan, 6.206%, (TSFR3M+2.500%), 12/16/2032	261,680	0.3
39,000 (1)(2)	Pye Barker Fire & Safety LLC, Initial Delayed Draw Term Loan, 12/16/2032	39,098	0.0
28,050 (1)(2)	Raven Acquisition Holdings, LLC, 2024 Delayed Draw Term Loan Commitment, 11/19/2031	26,792	0.0
374,280	Raven Acquisition Holdings, LLC, Initial Term Loans, 6.673%, (TSFR1M+3.000%), 11/19/2031	357,504	0.4
192,570	Resonetics LLC, 2025 Specified Refinancing Term Commitment, 6.421%, (TSFR3M+2.750%), 06/18/2031	191,983	0.2
190,000 (1)	Resonetics LLC, Add-on Term Loan, 06/18/2031	189,421	0.2
53,643	Savor Acquisition, Inc., First lien Term Loan B, 6.667%, (TSFR3M+3.000%), 02/19/2032	53,769	0.1
375,828	Sotera Health Holdings LLC, 2025 Term Loan, 6.173%, (TSFR1M+2.500%), 05/30/2031	376,884	0.4
398,003	Southern Veterinary Partners LLC, 2025 New Term Loan, 6.176%, (TSFR1M+2.500%), 12/04/2031	397,406	0.4
120,655	The Hertz Corporation, Initial Term B Loan, 3.614%, (TSFR1M+3.615%), 06/30/2028	93,307	0.1
Principal Amount†		Value	Percentage of Net Assets
SENIOR LOANS*: (continued)
	Consumer, Non-cyclical: (continued)
23,713	The Hertz Corporation, Initial Term C Loan, 3.614%, (TSFR1M+3.615%), 06/30/2028	$18,378	0.0
25,658 (1)(2)	US Fertility Enterprises LLC, Delayed Draw Term Loan, 12/10/2032	25,746	0.0
169,342	US Fertility Enterprises LLC, Initial Term Loan, 7.167%, (TSFR3M+3.500%), 12/10/2032	169,924	0.2
100,000	Valvoline Inc., Term Loan B, 5.671%, (TSFR1M+2.000%), 12/01/2032	100,737	0.1
475,478	Vizient Inc., Term B-8 Loan, 5.423%, (TSFR1M+1.750%), 08/01/2031	476,667	0.5
84,788	VM Consolidated Inc., Term Loan B-4, 5.673%, (TSFR1M+2.000%), 10/01/2032	85,238	0.1
263,928	Wand NewCo 3 Inc., Tranche B-2 Term Loan, 6.173%, (TSFR1M+2.500%), 01/30/2031	262,311	0.3
184,075	WCG Intermediate Corp, 2026 Refinancing Term Loan (First Lien), 2.750%, (TSFR1M+2.750%), 02/25/2032	180,854	0.2
		14,836,742	16.0

	Energy: 3.9%
304,756	Brazos Delaware II LLC, 2025 B-2 Refinancing Term Loan, 6.160%, (TSFR1M+2.500%), 02/11/2030	305,975	0.3
210,000 (1)	CPPIB OVM Member U.S. LLC, Initial Term Loans, (TSFR3M+2.750%), 08/20/2031	210,000	0.2
155,000 (1)	Crescent Midstream Operating, LLC, Term Loan, 02/11/2033	155,969	0.2
235,000	Deep Blue Operating I LLC, Initial Term Loan, 6.421%, (TSFR1M+2.750%), 10/01/2032	236,469	0.3

See Accompanying Notes to Financial Statements

Voya Credit Income Fund	PORTFOLIO OF INVESTMENTS as of February 28, 2026 (continued)

Principal Amount†		Value	Percentage of Net Assets
SENIOR LOANS*: (continued)
	Energy: (continued)
324,736	Emg Utica Midstream Holdings LLC, 2026 Term Loan B, 7.172%, (TSFR1M+3.500%), 04/01/2030	$327,983	0.4
230,000	Freeport LNG Investments, LLP, Term Loan B, 6.893%, (TSFR3M+3.250%), 02/11/2033	228,275	0.2
317,900	Goodnight Water Solutions Holdings, LLC, Initial Term Loans, 7.673%, (TSFR1M+4.000%), 06/04/2029	318,099	0.3
548,200	Hilcorp Energy I LP, Repriced Term Loan, 5.417%, (TSFR1M+1.750%), 02/11/2030	549,570	0.6
135,637	M6 Etx Holdings Ii Midco LLC, Term Loan B, 6.172%, (TSFR1M+2.500%), 04/01/2032	136,197	0.2
163,357	Pasadena Performance Products LLC, 2025-1 Repricing Term Loan, 6.922%, (TSFR3M+3.250%), 02/27/2032	163,765	0.2
297,000	Rockpoint Gas Storage Partners LP, Amendment No. 2 Refinancing Term Loans, 6.172%, (TSFR3M+2.500%), 09/18/2031	298,114	0.3
190,000	Talen Energy Supply LLC, 2025-1 Incremental Term B Loans, 5.672%, (TSFR3M+2.000%), 11/25/2032	190,725	0.2
449,125	Whitewater Matterhorn Holdings, LLC, Term Loan B, 5.417%, (TSFR3M+1.750%), 06/16/2032	448,704	0.5
		3,569,845	3.9

	Financial: 12.1%
358,200	Acrisure LLC, 2025 Term Loan B7, 6.922%, (TSFR1M+3.250%), 06/21/2032	347,902	0.4
Principal Amount†		Value	Percentage of Net Assets
SENIOR LOANS*: (continued)
	Financial: (continued)
148,129	Acuren Delaware Holdco Inc. (f/k/a AAL Delaware Holdco Inc.), Amendment No. 1 Term Loan, 6.423%, (TSFR1M+2.750%), 07/30/2031	$148,468	0.2
328,742	Alliant Holdings Intermediate LLC, 2025 Replacement Term Loan, 6.173%, (TSFR1M+2.500%), 09/19/2031	321,984	0.3
368,145	Allspring Buyer LLC, 2024 Specified Refinancing Term Loan, 6.688%, (TSFR3M+3.000%), 11/01/2030	368,491	0.4
167,031	Aragorn Parent Corporation, 2025 Replacement Term Loan, 7.173%, (TSFR1M+3.500%), 12/15/2028	167,214	0.2
403,955	Ardonagh Group FInco Pty Ltd., 2025 Facility B Term Loan, 6.422%, (TSFR3M+2.750%), 02/15/2031	397,643	0.4
318,502	Aretec Group Inc., Term B-4 Loan, 5.423%, (TSFR1M+1.750%), 08/09/2030	308,151	0.3
324,188	Armor Holdco Inc., 2025 Refinancing Term Loans, 7.549%, (TSFR6M+3.750%), 12/11/2031	323,917	0.3
367,065	Ascensus Group Holdings Inc. (f/k/a Mercury Borrower Inc.), 2024 Term Loan B, 6.673%, (TSFR1M+3.000%), 11/24/2032	358,500	0.4
273,625	Asurion LLC, New B-13 Term Loan, 7.923%, (TSFR1M+4.250%), 09/19/2030	273,591	0.3
330,000 (1)	Asurion LLC / Asurion Co-Issuer Inc., B14 Term Loan B, 02/14/2033	325,050	0.4
388,050	Brookfield Property Reit Inc., 2025 Replacement Term Loan, 7.173%, (TSFR1M+3.500%), 05/28/2030	389,311	0.4

See Accompanying Notes to Financial Statements

Voya Credit Income Fund	PORTFOLIO OF INVESTMENTS as of February 28, 2026 (continued)

Principal Amount†		Value	Percentage of Net Assets
SENIOR LOANS*: (continued)
	Financial: (continued)
169,784	Chicago US Midco III LP, Closing Date Term Loan, 6.173%, (TSFR1M+2.500%), 11/01/2032	$167,980	0.2
25,216 (1)(2)	Chicago US Midco III LP, Delayed Draw Term Loan, 11/01/2032	24,948	0.0
307,853	Chrysaor Bidco S.A R.L., Facility B1 (USD) Loan, 6.900%, (TSFR3M+3.250%), 10/30/2031	307,821	0.3
140,000	Citco Funding LLC, 2026 Term Loans, 5.667%, (TSFR3M+2.000%), 01/21/2033	138,644	0.1
305,000	Corpay Technologies Operating Co LLC, Term Loan B, 5.423%, (TSFR1M+1.750%), 11/05/2032	304,714	0.3
432,809	CPI Holdco B, LLC, 2025 Fourth Amendment Incremental Term Loan, 5.673%, (TSFR1M+2.000%), 05/17/2031	429,157	0.5
233,063	Cushman &Amp; Wakefield U.S. Borrower, Llc., 2025-2 Term Loan, 6.423%, (TSFR1M+2.750%), 01/31/2030	233,936	0.3
173,688 (1)	Dechra Pharmaceuticals Holdings Limited (f/k/a Freya Bidco Limited), Facility B1 Loan, (TSFR6M+3.250%), 01/27/2032	173,959	0.2
125,000	Edelman Financial Engines Center LLC (The), 2024 Refinancing Term Loans, 8.923%, (TSFR1M+5.250%), 10/06/2028	122,187	0.1
431,393	Edelman Financial Engines Center LLC (The), 2024-2 Refinancing Term Loan, 6.673%, (TSFR1M+3.000%), 04/07/2028	429,146	0.5
Principal Amount†		Value	Percentage of Net Assets
SENIOR LOANS*: (continued)
	Financial: (continued)
487,889	Focus Financial Partners LLC, Tranche B Incremental Term Loan, 6.173%, (TSFR1M+2.500%), 09/15/2031	$462,580	0.5
229,500	Gategroup Finance (Luxembourg) S.A., Senior Facility B2 (USD), 7.190%, (TSFR3M+3.500%), 06/10/2032	230,038	0.2
21,406	Goosehead Insurance Holdings, LLC, 2025 Term Loan B, 6.660%, (TSFR1M+3.000%), 01/08/2032	20,925	0.0
220,133	Guardian US Holdco LLC, Initial Term Loan, 6.922%, (TSFR3M+3.250%), 01/31/2030	216,097	0.2
283,903	HIG Finance 2 Limited, 2025-3 Dollar Refinancing Term Loan, 6.423%, (TSFR1M+2.750%), 04/18/2030	271,305	0.3
348,701	HighTower Holding LLC, Amendment No. 10 Replacement Term Loan, 6.413%, (TSFR3M+2.750%), 02/03/2032	344,778	0.4
449,400	IMC Financing LLC, Term Loan, 6.677%, (TSFR1M+3.000%), 06/21/2032	452,209	0.5
489,314	Jane Street Group LLC, Extended Term Loan, 5.822%, (TSFR3M+2.000%), 12/15/2031	473,717	0.5
119,698	Kestra Advisor Services Holdings A Inc., A&R Amendment No.1 Replacement Term Loan, 6.673%, (TSFR1M+3.000%), 03/22/2031	118,127	0.1
725,000	Osaic Holdings Inc. (f/k/a Advisor Group Holdings Inc.), Term B-1 Loan, 6.164%, (TSFR3M+2.500%), 07/30/2032	702,646	0.8

See Accompanying Notes to Financial Statements

Voya Credit Income Fund	PORTFOLIO OF INVESTMENTS as of February 28, 2026 (continued)

Principal Amount†		Value	Percentage of Net Assets
SENIOR LOANS*: (continued)
	Financial: (continued)
155,000	Osttra Group Ltd., Term Loan (First Lien), 7.150%, (TSFR3M+3.500%), 10/08/2032	$153,062	0.2
360,121	Sedgwick Claims Management Services Inc., 2024 Term Loan, 6.173%, (TSFR1M+2.500%), 07/31/2031	349,318	0.4
164,588	Starwood Property Mortgage LLC, Incremental Term B-2 Loan, 5.923%, (TSFR1M+2.250%), 09/24/2032	165,410	0.2
371,259	Starwood Property Mortgage LLC, Term B-5 Loan, 5.673%, (TSFR1M+2.000%), 01/02/2030	371,723	0.4
208,975	Trucordia Insurance Holdings LLC, Initial Term Loan, 6.923%, (TSFR1M+3.250%), 06/17/2032	201,138	0.2
190,000	Truist Insurance Holdings, LLC, 2024 Term Loan B, 6.422%, (TSFR3M+2.750%), 05/06/2031	187,150	0.2
78,947	Truist Insurance Holdings, LLC, Initial Term Loans (Second Lien), 8.422%, (TSFR3M+4.750%), 05/06/2032	78,775	0.1
183,150	VFH Parent LLC, Term Loan B-2, 6.173%, (TSFR1M+2.500%), 06/21/2031	183,150	0.2
179,550	Victory Capital Holdings Inc., Tranche B-3 Term Loan, 5.672%, (TSFR3M+2.000%), 09/23/2032	179,887	0.2
		11,224,749	12.1

	Health Care: 0.5%
319,594	AthenaHealth Group Inc., Tranche B, 6.423%, (TSFR1M+2.750%), 02/15/2029	313,122	0.3
161,647	Embecta Corp, Initial Term Loan, 6.673%, (TSFR1M+3.000%), 03/30/2029	161,989	0.2
		475,111	0.5
Principal Amount†		Value	Percentage of Net Assets
SENIOR LOANS*: (continued)
	Industrial: 14.1%
80,588 (1)	Aegion Corporation, Delayed Draw Term Loan, 01/27/2033	$79,782	0.1
604,412 (1)	Aegion Corporation, Term Loan, 01/27/2033	598,368	0.7
201,687	Alliance Laundry Systems LLC, Initial Term B Loans, 5.917%, (TSFR3M+2.500%), 08/19/2031	201,863	0.2
217,251 (1)	Azorra Soar TLB FInance Limited, New Loan, (TSFR3M+2.750%), 10/18/2029	218,021	0.2
208,950	BCP VI Summit Holdings LP, Initial Term Loan, 6.671%, (TSFR1M+3.000%), 01/30/2032	209,799	0.2
235,000	BG MS US HOLDINGS, LLC, Term B Loan, 8.422%, (TSFR3M+4.750%), 10/22/2032	234,951	0.3
94,525	Bombardier Recreational Products Inc., 2024 Extended Term Loan, 5.923%, (TSFR1M+2.250%), 01/22/2031	94,755	0.1
569,157	Chariot Buyer LLC, 2025 New Term Loan B, 6.423%, (TSFR1M+2.750%), 09/08/2032	568,051	0.6
148,828	Clydesdale Acquisition Holdings Inc., 2025 Incremental Closing Date Term B Loan, 6.923%, (TSFR1M+3.250%), 04/01/2032	147,712	0.2
379,831	Clydesdale Acquisition Holdings Inc., Term B Loan, 6.848%, (TSFR1M+3.175%), 04/13/2029	377,480	0.4
170,000	CoorsTek, Inc., Term Loan B, 6.671%, (TSFR3M+3.000%), 10/28/2032	171,275	0.2
173,984	Cornerstone Building Brands Inc., Tranche B, 7.010%, (TSFR1M+3.250%), 04/12/2028	128,375	0.1

See Accompanying Notes to Financial Statements

Voya Credit Income Fund	PORTFOLIO OF INVESTMENTS as of February 28, 2026 (continued)

Principal Amount†		Value	Percentage of Net Assets
SENIOR LOANS*: (continued)
	Industrial: (continued)
292,923	Cp Iris Holdco I, Inc., 2025 1st Lien TLB (Strip), 7.673%, (TSFR1M+4.000%), 10/27/2032	$292,145	0.3
27,077 (1)(2)	Cp Iris Holdco I, Inc., Delayed Draw Commitment, 10/27/2032	27,005	0.0
351,450	Crown Equipment Corporation, Initial Term B-2, 5.671%, (TSFR1M+2.000%), 10/10/2031	352,933	0.4
301,950	Crown Subsea Communications Holding Inc., 2026 Term Loans, 6.673%, (TSFR1M+3.000%), 01/30/2031	303,366	0.3
575,000	DG Investment Intermediate Holdings 2 Inc., Term Loan, 6.923%, (TSFR1M+3.250%), 07/09/2032	575,000	0.6
194,513	GFL Environmental Services Inc., Initial Term Loan, 6.273%, (TSFR3M+2.500%), 03/03/2032	195,120	0.2
272,194	Goat Holdco LLC, Term B Loans, 6.173%, (TSFR1M+2.500%), 01/27/2032	271,769	0.3
190,000	Graham Packaging Company Inc., Initial Term Loan, 5.923%, (TSFR1M+2.250%), 01/26/2033	189,861	0.2
260,000	Green Infrastructure Partners Inc., Initial Term Loan, 6.422%, (TSFR3M+2.750%), 09/24/2032	260,000	0.3
164,240	Hillenbrand Inc., Term Loan B, 7.173%, (TSFR1M+3.500%), 01/24/2033	164,086	0.2
77,832	Ingram Micro Inc., Term Loan B2, 5.917%, (TSFR1M+2.250%), 09/22/2031	78,172	0.1
410,000	Jenmar Intermediate III, LLC, Term Loan, 8.660%, (TSFR1M+5.000%), 12/16/2030	395,138	0.4
Principal Amount†		Value	Percentage of Net Assets
SENIOR LOANS*: (continued)
	Industrial: (continued)
264,950	Kenan Advantage Group Inc. (The), Term Loan B4, 6.923%, (TSFR1M+3.250%), 01/25/2029	$261,748	0.3
208,326	Lsf11 Trinity Bidco, Inc., 2025 TERM LOAN B, 6.176%, (TSFR1M+2.500%), 06/14/2030	209,020	0.2
432,329	Lsf12 Crown Us Commercial Bidco, LLC, 2026 Refinancing Term Loan, 6.671%, (TSFR1M+3.000%), 12/02/2031	432,735	0.5
377,164	Madison Iaq LLC, 2025 Repriced Incremental Term Loan, 6.378%, (TSFR6M+2.750%), 11/08/2032	378,600	0.4
142,397	Madison Iaq LLC, Initial Term Loan, 6.128%, (TSFR6M+2.500%), 06/21/2028	142,684	0.2
123,999	Madison Safety & Flow LLC, 2025-B Incremental Term B, 6.173%, (TSFR1M+2.500%), 09/26/2031	124,216	0.1
157,608	MI Windows and Doors LLC, 2024 Incremental Term Loans, 6.423%, (TSFR1M+2.750%), 03/28/2031	156,989	0.2
154,226	MV Holding GmbH FKA Igloo Holdings Corp, Senior Facility B (USD) Loan, 5.673%, (TSFR1M+2.000%), 03/17/2032	154,804	0.2
385,000	Pac Dac LLC, Initial Term Loans, 6.917%, (TSFR3M+3.250%), 10/28/2030	381,391	0.4
234,413	Plastipak Packaging Inc., Tranche B Term Loan, 6.173%, (TSFR1M+2.500%), 09/10/2032	234,413	0.3
117,428	Plaze Inc., 2021-1 Term Loan, 7.537%, (TSFR1M+3.864%), 08/03/2026	105,978	0.1
430,000	Pro Mach, Amendment No 6 Term Loan, 6.423%, (TSFR1M+2.750%), 10/16/2032	430,418	0.5

See Accompanying Notes to Financial Statements

Voya Credit Income Fund	PORTFOLIO OF INVESTMENTS as of February 28, 2026 (continued)

Principal Amount†		Value	Percentage of Net Assets
SENIOR LOANS*: (continued)
	Industrial: (continued)
110,000	Project Aurora Holdco 1 Limited, Facility B2, 6.490%, (TSFR3M+2.750%), 12/06/2032	$110,344	0.1
406,925	Quikrete Holdings Inc., Tranche B-3 Term Loan, 5.923%, (TSFR1M+2.250%), 02/10/2032	407,207	0.4
228,850	Red SPV LLC, Initial Term Loan, 5.927%, (TSFR1M+2.250%), 03/15/2032	228,564	0.3
73,118	Reworld Holding Corporation (f/k/a Covanta Holding Corporation), Twelfth Amendment Term B Loan, 5.917%, (TSFR1M+2.250%), 01/15/2031	73,118	0.1
11,882	Reworld Holding Corporation (f/k/a Covanta Holding Corporation), Twelfth Amendment Term C Loan, 5.917%, (TSFR1M+2.250%), 01/15/2031	11,885	0.0
20,714 (2)	Salas O’Brien Inc., DDTL, 6.424%, (TSFR1M+2.750%), 01/31/2033	20,766	0.0
124,286	Salas O’Brien Inc., Initial Term Loan, 6.424%, (TSFR1M+2.750%), 01/31/2033	124,130	0.1
159,200	Savage Enterprises LLC, Term Loan B, 6.168%, (TSFR1M+2.500%), 08/05/2032	159,134	0.2
467,644	Smyrna Ready Mix Concrete LLC, 2025 Term Loan, 6.673%, (TSFR1M+3.000%), 04/02/2029	468,813	0.5
212,053	SPX Flow, Inc., 2025 Term Loans, 6.422%, (TSFR1M+2.750%), 04/05/2029	212,358	0.2
325,000	Stonepeak Nile Parent LLC, Amendment No 1 Term Loan, 5.917%, (TSFR3M+2.250%), 04/09/2032	324,842	0.4
Principal Amount†		Value	Percentage of Net Assets
SENIOR LOANS*: (continued)
	Industrial: (continued)
365,684	Third Coast Infrastructure LLC, 2025 Refinancing Term Loans, 7.423%, (TSFR1M+3.750%), 09/25/2030	$367,512	0.4
332,759	TK Elevator Midco Gmbh, (Usd) Term Loan B, 6.377%, (TSFR6M+2.750%), 04/30/2030	333,244	0.4
405,000 (1)	TK Elevator Midco Gmbh, Tranche B, 04/30/2030	405,000	0.4
294,263	TransDigm Inc., Tranche M Term Loans, 6.173%, (TSFR1M+2.500%), 08/19/2032	294,465	0.3
130,000 (1)	TransDigm Inc., Tranche N Term Loan, 02/10/2033	130,315	0.1
190,000	Us Metalco Holdings LLC, Initial Term Loan, 6.656%, (TSFR3M+3.000%), 12/20/2032	190,713	0.2
		13,010,433	14.1

	Technology: 8.6%
234,393	Altar Bidco Inc., Initial Term Loan, 6.608%, (TSFR3M+3.100%), 02/01/2029	233,123	0.3
225,000	Altar Bidco Inc., Second Lien Initial Term Loan, 9.108%, (TSFR1M+5.600%), 02/01/2030	212,906	0.2
120,000	Applied Systems Inc., Initial Term Loan (2024) (Second Lien), 8.172%, (TSFR3M+4.500%), 02/23/2032	118,700	0.1
492,537	Applied Systems Inc., Tranche B-1 Term Loan, 5.924%, (TSFR1M+2.250%), 02/24/2031	483,549	0.5
369,830	Ascend Learning LLC, Amendment No 5 Term Loan, 6.672%, (TSFR1M+3.000%), 12/11/2028	353,073	0.4
353,439	BCPE Pequod Buyer Inc., Initial Term Loan, 6.417%, (TSFR1M+2.750%), 11/25/2031	343,543	0.4

See Accompanying Notes to Financial Statements

Voya Credit Income Fund	PORTFOLIO OF INVESTMENTS as of February 28, 2026 (continued)

Principal Amount†		Value	Percentage of Net Assets
SENIOR LOANS*: (continued)
	Technology: (continued)
248,047	Connectwise, LLC, Initial Term Loan, 7.434%, (TSFR3M+3.762%), 09/29/2028	$224,638	0.2
150,150	Dayforce Inc., Initial Term Loans, 6.661%, (TSFR3M+3.000%), 02/04/2033	138,245	0.2
150,639	Disco Parent Inc., Term Loan, 6.673%, (TSFR3M+3.000%), 08/06/2032	147,626	0.2
381,150	Dragon Buyer, Inc., Term Loan, 6.422%, (TSFR3M+2.750%), 09/30/2031	338,271	0.4
278,091	ECI Macola / Max Holding LLC, 2025 Repricing Term Loan, 6.422%, (TSFR3M+2.750%), 05/09/2030	271,486	0.3
415,773	Epicor Software Corporation, Term F Loans, 6.173%, (TSFR1M+2.500%), 05/30/2031	404,209	0.4
202,954	Fortress Intermediate 3 Inc., 2025 Tlb, 6.668%, (TSFR1M+3.000%), 06/27/2031	198,387	0.2
197,917	Gainwell Acquisition Corp, Tranche B, 7.772%, (TSFR3M+4.100%), 10/01/2027	188,299	0.2
115,000 (1)	Genesys Cloud Services Holdings II LLC (f/k/a Greeneden US Holdings II LLC), 2025 Dollar Term Loans, (TSFR1M+2.500%), 01/30/2032	106,375	0.1
418,802	Icon Parent I Inc., 2025 Term Loan, 6.445%, (TSFR3M+2.750%), 11/13/2031	396,814	0.4
150,000	Kaseya Inc., Initial Term Loan, 8.673%, (TSFR1M+5.000%), 03/05/2033	122,625	0.1
195,163	Kaseya Inc., Term Loan, 6.672%, (TSFR1M+3.000%), 03/20/2032	177,354	0.2
Principal Amount†		Value	Percentage of Net Assets
SENIOR LOANS*: (continued)
	Technology: (continued)
255,000 (1)	Mitchell International, Inc., AnR Amendment No.1 Term Loan, 06/17/2031	$237,681	0.3
376,929	PointClickCare Technologies, 2025 Term Loans, 6.422%, (TSFR3M+2.750%), 11/03/2031	374,573	0.4
500,885	Project Boost Purchaser LLC, 1L Intial Term Loan, 6.422%, (TSFR3M+2.750%), 07/16/2031	478,763	0.5
227,134	Project Ruby Ultimate Parent Corp, Incremental Term B-5, 6.537%, (TSFR1M+2.865%), 03/10/2028	223,632	0.2
92,334	RealPage Inc., First Lien Initial Term Loan, 6.934%, (TSFR3M+3.262%), 04/24/2028	85,598	0.1
365,000	Red Planet Borrower LLC, Initial Term Loan, 7.673%, (TSFR1M+4.000%), 09/08/2032	353,024	0.4
324,250	Rocket Software Inc., Term Loan, 7.423%, (TSFR1M+3.750%), 11/28/2028	302,869	0.3
18,000	Sandisk Corporation, Term B Loan, 6.669%, (TSFR3M+3.000%), 02/20/2032	18,056	0.0
351,447	Skopima Consilio Parent LLC (FKA GI Consilio), Amendment No. 5 Term Loans, 7.423%, (TSFR1M+3.750%), 05/12/2028	280,718	0.3
286,640	SS&C Technologies Holdings, Inc., Term Loan B-8 Loan, 5.673%, (TSFR1M+2.000%), 05/09/2031	284,759	0.3
275,118	The Knot Worldwide Inc., Amendment No 5 term Loan, 7.423%, (TSFR1M+3.750%), 01/31/2028	237,633	0.3
200,000 (1)	UKG Inc., Term Loan B, (TSFR3M+3.000%), 02/10/2031	189,875	0.2

See Accompanying Notes to Financial Statements

Voya Credit Income Fund	PORTFOLIO OF INVESTMENTS as of February 28, 2026 (continued)

Principal Amount†		Value	Percentage of Net Assets
SENIOR LOANS*: (continued)
	Technology: (continued)
447,750	World Wide Technology Holding Co LLC, 2025 Refinancing Term Loan, 5.673%, (TSFR1M+2.000%), 03/01/2030	$448,310	0.5
		7,974,714	8.6

	Utilities: 1.3%
170,951	AL GCX Holdings LLC, Initial Term Loan B, 5.673%, (TSFR1M+2.000%), 01/30/2032	171,378	0.2
180,000	Calpine Construction Finance Company L P, 2025 Refinancing Term Loan, 5.423%, (TSFR1M+1.750%), 07/31/2030	180,498	0.2
365,000	Discovery Energy Holding Corporation, Term Loan, 6.661%, (TSFR1M+3.000%), 05/01/2031	365,570	0.4
311,063	Lightning Power, LLC, Initial Term B Loan, 5.423%, (TSFR1M+1.750%), 08/18/2031	311,816	0.4
124,367	NRG Energy Inc., Term Loan, 5.423%, (TSFR1M+1.750%), 04/16/2031	124,845	0.1
		1,154,107	1.3
	Total Senior Loans (Cost $70,462,982)	69,507,694	75.2

CORPORATE BONDS/NOTES: 54.8%
	Basic Materials: 4.1%
370,000 (3)	Avient Corp., 6.250%, 11/01/2031	382,311	0.4
330,000 (3)	Capstone Copper Corp., 6.750%, 03/31/2033	341,271	0.4
425,000	Celanese US Holdings LLC, 6.750%, 04/15/2033	436,037	0.5
425,000 (3)	Chemours Co., 5.750%, 11/15/2028	427,824	0.4
390,000 (3)	Cleveland-Cliffs, Inc., 4.625%, 03/01/2029	381,972	0.4
75,000 (3)	Cleveland-Cliffs, Inc., 6.875%, 11/01/2029	77,310	0.1
250,000 (3)	Constellium SE, 5.625%, 06/15/2028	250,748	0.3
400,000 (3)	New Gold, Inc., 6.875%, 04/01/2032	426,579	0.4
475,000 (3)	Novelis Corp., 4.750%, 01/30/2030	460,204	0.5
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials: (continued)
445,000	Olin Corp., 5.625%, 08/01/2029	$445,052	0.5
200,000 (3)	SNF Group SACA, 3.375%, 03/15/2030	189,741	0.2
		3,819,049	4.1

	Communications: 8.2%
180,000 (3)	Arches Buyer, Inc., 6.125%, 12/01/2028	170,033	0.2
1,000,000 (3)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.750%, 03/01/2030	967,443	1.0
350,000 (3)	CCO Holdings LLC / CCO Holdings Capital Corp., 7.000%, 02/01/2033	358,120	0.4
425,000 (3)	Cipher Compute LLC, 7.125%, 11/15/2030	443,527	0.5
425,000 (3)	Directv Financing LLC, 8.875%, 02/01/2030	425,677	0.5
216,000 (3)	Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 08/15/2027	216,387	0.2
425,000 (3)	Gen Digital, Inc., 6.250%, 04/01/2033	423,205	0.5
375,000 (3)	Gray Media, Inc., 7.250%, 08/15/2033	387,492	0.4
350,000	Lamar Media Corp., 4.000%, 02/15/2030	339,257	0.4
425,000 (3)	Level 3 Financing, Inc., 6.875%, 06/30/2033	440,498	0.5
325,000 (3)	Match Group Holdings II LLC, 5.625%, 02/15/2029	324,708	0.3
425,000 (3)	Nexstar Media, Inc., 4.750%, 11/01/2028	423,171	0.4
345,000 (3)	Outfront Media Capital LLC / Outfront Media Capital Corp., 4.625%, 03/15/2030	338,717	0.4
300,000 (3)	Sirius XM Radio LLC, 5.875%, 04/15/2032	299,476	0.3
425,000 (3)	Snap, Inc., 6.875%, 03/15/2034	423,981	0.5
345,000 (3)	Stagwell Global LLC, 5.625%, 08/15/2029	318,333	0.3
350,000 (3)	SV RNO Property Owner 1 LLC, 5.875%, 03/01/2031	351,815	0.4
500,000 (3)	Vmed O2 UK Financing I PLC, 6.750%, 01/15/2033	474,350	0.5
425,000 (3)	WULF Compute LLC, 7.750%, 10/15/2030	450,404	0.5
		7,576,594	8.2

See Accompanying Notes to Financial Statements

Voya Credit Income Fund	PORTFOLIO OF INVESTMENTS as of February 28, 2026 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: 7.7%
100,000 (3)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	$96,094	0.1
250,000 (3)	1011778 BC ULC / New Red Finance, Inc., 6.125%, 06/15/2029	257,254	0.3
475,000 (3)	Advance Auto Parts, Inc., 7.000%, 08/01/2030	487,621	0.5
375,000 (3)	Allison Transmission, Inc., 5.875%, 12/01/2033	383,162	0.4
57,917 (3)	American Airlines, Inc./ AAdvantage Loyalty IP Ltd., 5.500%, 04/20/2026	58,033	0.1
425,000 (3)	American Axle & Manufacturing, Inc., 7.750%, 10/15/2033	432,227	0.5
375,000	Bath & Body Works, Inc., 6.750%, 07/01/2036	376,662	0.4
215,000 (3)	Caesars Entertainment, Inc., 4.625%, 10/15/2029	210,488	0.2
250,000 (3)	Caesars Entertainment, Inc., 6.500%, 02/15/2032	254,227	0.3
300,000 (3)	eG Global Finance PLC, 12.000%, 11/30/2028	322,716	0.3
300,000 (3)	Gap, Inc., 3.625%, 10/01/2029	285,633	0.3
330,000 (3)	Hilton Domestic Operating Co., Inc., 5.875%, 03/15/2033	339,906	0.4
325,000 (3)	Macy’s Retail Holdings LLC, 6.125%, 03/15/2032	327,625	0.3
145,000	MGM Resorts International, 6.500%, 04/15/2032	148,918	0.2
340,000	Murphy Oil USA, Inc., 4.750%, 09/15/2029	337,035	0.4
330,000 (3)	NCL Corp. Ltd., 6.750%, 02/01/2032	340,072	0.4
300,000 (3)	Newell Brands, Inc., 8.500%, 06/01/2028	315,942	0.3
325,000	Sally Holdings LLC / Sally Capital, Inc., 6.750%, 03/01/2032	337,613	0.4
425,000 (3)	SeaWorld Parks & Entertainment, Inc., 5.250%, 08/15/2029	412,603	0.4
275,000 (3)	Station Casinos LLC, 6.625%, 03/15/2032	281,724	0.3
400,000 (3)	Tempur Sealy International, Inc., 4.000%, 04/15/2029	389,053	0.4
280,000 (3)	Victoria’s Secret & Co., 4.625%, 07/15/2029	273,722	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
475,000 (3)	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 6.250%, 03/15/2033	$485,354	0.5
		7,153,684	7.7

	Consumer, Non-cyclical: 9.2%
335,000 (3)	Acadia Healthcare Co., Inc., 5.500%, 07/01/2028	333,682	0.4
500,000 (3)	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.750%, 03/31/2034	498,139	0.5
305,000 (3)	Albion Financing 1 Sarl / Aggreko Holdings, Inc., 7.000%, 05/21/2030	319,597	0.3
275,000 (3)	APi Group DE, Inc., 4.750%, 10/15/2029	271,881	0.3
400,000 (3)	Belron UK Finance PLC, 5.750%, 10/15/2029	409,109	0.4
110,000 (3)	Brink’s Co., 6.500%, 06/15/2029	113,363	0.1
210,000 (3)	Brink’s Co., 6.750%, 06/15/2032	217,515	0.2
175,000 (3)	CHS/Community Health Systems, Inc., 5.250%, 05/15/2030	168,275	0.2
450,000 (3)	Cimpress PLC, 7.375%, 09/15/2032	453,277	0.5
293,000 (3)	CPI CG, Inc., 10.000%, 07/15/2029	310,306	0.3
410,000 (3)	DaVita, Inc., 4.625%, 06/01/2030	401,628	0.4
330,000 (3)	Embecta Corp., 5.000%, 02/15/2030	310,417	0.3
425,000 (3)	EquipmentShare. com, Inc., 8.000%, 03/15/2033	451,981	0.5
220,000 (3)	Insulet Corp., 6.500%, 04/01/2033	228,947	0.2
400,000 (3)	Jazz Securities DAC, 4.375%, 01/15/2029	394,596	0.4
195,000 (3)	Medline Borrower L.P., 5.250%, 10/01/2029	195,111	0.2
270,000 (3)	Performance Food Group, Inc., 5.625%, 03/01/2034	271,072	0.3
350,000	Perrigo Finance Unlimited Co. USD, 6.125%, 09/30/2032	342,813	0.4
170,000 (3)	Post Holdings, Inc., 6.250%, 10/15/2034	173,749	0.2
95,000 (3)	Post Holdings, Inc., 6.375%, 03/01/2033	96,774	0.1

See Accompanying Notes to Financial Statements

Voya Credit Income Fund	PORTFOLIO OF INVESTMENTS as of February 28, 2026 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
365,000 (3)	Primo Water Holdings, Inc. / Triton Water Holdings, Inc., 4.375%, 04/30/2029	$358,120	0.4
360,000 (3)	Select Medical Corp., 6.250%, 12/01/2032	351,471	0.4
330,000	Service Corp. International, 5.750%, 10/15/2032	336,851	0.4
360,000 (3)	Simmons Foods, Inc./ Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, 03/01/2029	347,813	0.4
500,000 (3)	Tenet Healthcare Corp., 5.500%, 11/15/2032	506,541	0.6
325,000 (3)	United Rentals North America, Inc., 5.375%, 11/15/2033	327,879	0.4
330,000 (3)	Williams Scotsman, Inc., 6.625%, 04/15/2030	342,796	0.4
		8,533,703	9.2

	Energy: 6.1%
290,000 (3)	Civitas Resources, Inc., 8.750%, 07/01/2031	304,645	0.3
325,000 (3)	CNX Resources Corp., 7.250%, 03/01/2032	341,003	0.4
325,000 (3)	Crescent Energy Finance LLC, 7.625%, 04/01/2032	328,930	0.4
385,000 (3)	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 7.375%, 06/30/2033	398,445	0.4
380,000 (3)	Global Partners L.P. / GLP Finance Corp., 8.250%, 01/15/2032	402,350	0.4
340,000 (3)	Howard Midstream Energy Partners LLC, 7.375%, 07/15/2032	359,040	0.4
350,000 (3)	Kinetik Holdings L.P., 5.875%, 06/15/2030	354,867	0.4
310,000 (3)	Kodiak Gas Services LLC, 7.250%, 02/15/2029	321,645	0.3
325,000 (3)	Northriver Midstream Finance L.P., 6.750%, 07/15/2032	334,401	0.4
400,000 (3)	Permian Resources Operating LLC, 6.250%, 02/01/2033	414,401	0.5
300,000 (3)	Summit Midstream Holdings LLC, 8.625%, 10/31/2029	314,188	0.3
450,000 (3)	Sunoco L.P., 5.625%, 03/15/2031	454,080	0.5
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
500,000 (3)	Transocean International Ltd., 7.875%, 10/15/2032	$537,112	0.6
225,000 (3)	Venture Global LNG, Inc., 7.000%, 01/15/2030	228,371	0.2
540,000 (3)	Venture Global LNG, Inc., 8.125%, 06/01/2028	554,372	0.6
		5,647,850	6.1

	Financial: 5.9%
400,000 (3)	Acrisure LLC / Acrisure Finance, Inc., 6.000%, 08/01/2029	373,662	0.4
150,000 (3)	Acrisure LLC / Acrisure Finance, Inc., 7.500%, 11/06/2030	152,738	0.2
300,000 (3)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 6.500%, 10/01/2031	302,022	0.3
225,000 (3)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 7.375%, 10/01/2032	222,756	0.2
200,000 (3)	Burford Capital Global Finance LLC, 6.250%, 04/15/2028	199,031	0.2
400,000 (3)	Focus Financial Partners LLC, 6.750%, 09/15/2031	398,209	0.4
120,000 (3)	Freedom Mortgage Holdings LLC, 9.125%, 05/15/2031	124,365	0.1
330,000 (3)	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 10.000%, 11/15/2029	326,268	0.4
330,000 (3)	Iron Mountain, Inc., 5.250%, 07/15/2030	328,594	0.4
485,000	Navient Corp., 5.000%, 03/15/2027	478,051	0.5
525,000	OneMain Finance Corp., 4.000%, 09/15/2030	485,087	0.5
320,000 (3)	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 7.000%, 02/01/2030	331,557	0.4
330,000 (3)	PennyMac Financial Services, Inc., 6.875%, 02/15/2033	330,638	0.4
370,000 (3)	PRA Group, Inc., 5.000%, 10/01/2029	341,831	0.4

See Accompanying Notes to Financial Statements

Voya Credit Income Fund	PORTFOLIO OF INVESTMENTS as of February 28, 2026 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
425,000 (3)	RHP Hotel Properties L.P. / RHP Finance Corp., 5.750%, 03/15/2034	$428,439	0.5
310,000 (3)	Rocket Cos., Inc., 6.375%, 08/01/2033	320,779	0.3
300,000 (3)	VFH Parent LLC / Valor Co-Issuer, Inc., 7.500%, 06/15/2031	313,111	0.3
		5,457,138	5.9

	Industrial: 9.0%
315,000 (3)	AAR Escrow Issuer LLC, 6.750%, 03/15/2029	324,931	0.3
325,000 (3)	AmeriTex HoldCo Intermediate LLC, 7.625%, 08/15/2033	340,520	0.4
220,000 (3)	Amsted Industries, Inc., 6.375%, 03/15/2033	229,394	0.2
335,000 (3)	Arcosa, Inc., 6.875%, 08/15/2032	351,690	0.4
425,000 (3)	Bombardier, Inc., 6.750%, 06/15/2033	448,372	0.5
350,000 (3)	Cascades, Inc. / Cascades USA, Inc., 5.375%, 01/15/2028	349,742	0.4
225,000 (3)	Clean Harbors, Inc., 5.125%, 07/15/2029	225,107	0.2
330,000 (3)	Emerald Debt Merger Sub LLC, 6.625%, 12/15/2030	341,961	0.4
500,000 (3)	Energizer Holdings, Inc., 6.000%, 09/15/2033	488,768	0.5
327,000 (3)	Fortress Transportation and Infrastructure Investors LLC, 5.875%, 04/15/2033	331,909	0.4
385,000 (3)	GFL Environmental, Inc., 4.000%, 08/01/2028	379,284	0.4
275,000 (3)	Global Infrastructure Solutions, Inc., 5.625%, 06/01/2029	275,934	0.3
390,000 (3)	Imola Merger Corp., 4.750%, 05/15/2029	383,674	0.4
340,000 (3)	Owens-Brockway Glass Container, Inc., 7.250%, 05/15/2031	344,183	0.4
330,000 (3)	Quikrete Holdings, Inc., 6.375%, 03/01/2032	343,183	0.4
375,000 (3)	Sealed Air Corp., 4.000%, 12/01/2027	374,154	0.4
275,000 (3)	Sensata Technologies, Inc., 3.750%, 02/15/2031	259,449	0.3
250,000 (3)	Smyrna Ready Mix Concrete LLC, 8.875%, 11/15/2031	265,752	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
350,000 (3)	Standard Industries, Inc., 4.750%, 01/15/2028	$349,143	0.4
220,000 (3)	Stonepeak Nile Parent LLC, 7.250%, 03/15/2032	233,602	0.2
300,000 (3)	Terex Corp., 6.250%, 10/15/2032	309,178	0.3
315,000 (3)	TransDigm, Inc., 6.375%, 05/31/2033	321,759	0.3
330,000 (3)	Waste Pro USA, Inc., 7.000%, 02/01/2033	344,271	0.4
275,000 (3)	Weekley Homes LLC / Weekley Finance Corp., 4.875%, 09/15/2028	272,457	0.3
425,000 (3)	WESCO Distribution, Inc., 5.500%, 04/15/2034	429,361	0.5
		8,317,778	9.0

	Technology: 2.2%
325,000 (3)	Amentum Escrow Corp., 7.250%, 08/01/2032	340,754	0.4
725,000 (3)	Cloud Software Group, Inc., 6.500%, 03/31/2029	711,622	0.8
325,000 (3)	Entegris Escrow Corp., 5.950%, 06/15/2030	331,724	0.3
495,000 (3)	Open Text Holdings, Inc., 4.125%, 02/15/2030	446,562	0.5
195,000 (3)	UKG, Inc., 6.875%, 02/01/2031	189,315	0.2
		2,019,977	2.2

	Utilities: 2.4%
275,000 (3)	Alpha Generation LLC, 6.750%, 10/15/2032	286,280	0.3
325,000 (3)	Lightning Power LLC, 7.250%, 08/15/2032	345,251	0.4
175,000 (3)	NRG Energy, Inc., 6.000%, 02/01/2033	179,327	0.2
195,000 (3)	NRG Energy, Inc., 6.250%, 11/01/2034	201,765	0.2
425,000 (3)	Talen Energy Supply LLC, 6.250%, 02/01/2034	432,731	0.5
400,000 (3)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	400,055	0.4
305,000 (3)	Vistra Operations Co. LLC, 6.875%, 04/15/2032	321,009	0.4
		2,166,418	2.4
	Total Corporate Bonds/Notes (Cost $50,043,956)	50,692,191	54.8

See Accompanying Notes to Financial Statements

Voya Credit Income Fund	PORTFOLIO OF INVESTMENTS as of February 28, 2026 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 5.4%
	Other Asset-Backed Securities: 5.4%
500,000 (3)(4)	Ares LXXIV CLO Ltd. 2024-74A E, 10.809%, (TSFR3M + 6.000%), 10/15/2036	$474,951	0.5
500,000 (3)(4)	Bain Capital Credit Clo Ltd. 2024-5A E, 10.759%, (TSFR3M + 6.150%), 10/21/2037	490,401	0.5
500,000 (3)(4)	Benefit Street Partners CLO XXVII Ltd. 2022-27A ER, 9.818%, (TSFR3M + 6.150%), 10/20/2037	494,085	0.5
350,000 (3)(4)	Carlyle US CLO Ltd. 2024-3A E, 10.068%, (TSFR3M + 6.400%), 07/25/2036	354,302	0.4
250,000 (3)(4)	Carlyle US CLO Ltd. 2024-7A E, 9.172%, (TSFR3M + 5.500%), 01/15/2037	247,361	0.3
500,000 (3)(4)	Elmwood CLO 33 Ltd. 2024-9RA ER, 10.973%, (TSFR3M + 5.850%), 10/21/2037	494,810	0.5
500,000 (3)(4)	Harmony-Peace Park CLO Ltd. 2024-1A E, 10.248%, (TSFR3M + 5.700%), 10/20/2037	466,208	0.5
450,000 (3)(4)	Neuberger Berman Loan Advisers Clo 44 Ltd. 2021-44A DR, 6.321%, (TSFR3M + 2.650%), 10/16/2035	447,348	0.5
250,000 (3)(4)	Octagon 71 Ltd. 2024-1A D1, 7.318%, (TSFR3M + 3.650%), 04/18/2037	250,276	0.3
250,000 (3)(4)	Octagon 71 Ltd. 2024-1A E, 10.418%, (TSFR3M + 6.750%), 04/18/2037	244,338	0.3
250,000 (3)(4)	Sixth Street CLO XXIV Ltd. 2024-24A D, 7.271%, (TSFR3M + 3.600%), 04/23/2037	250,449	0.3
250,000 (3)(4)	Sixth Street CLO XXIV Ltd. 2024-24A E, 10.321%, (TSFR3M + 6.650%), 04/23/2037	251,615	0.3
500,000 (3)(4)	Symphony CLO 44 Ltd. 2024-44A E, 9.817%, (TSFR3M + 6.150%), 07/14/2037	494,743	0.5
		4,960,887	5.4
	Total Asset-Backed Securities (Cost $5,046,412)	4,960,887	5.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.0%
	Business Equipment & Services: 0.0%
13,045 (5)	Yak Access LLC Series A	$131	0.0
1,333 (5)	Yak Access LLC Series B	13	0.0
		144	0.0

	Consumer Discretionary: 0.0%
42,856 (5)(6)	Anchor Hocking Holdings	428	0.0
169 (5)(6)	Travelport Tech Ltd.	—	0.0
		428	0.0
	Total Common Stock (Cost $728,173)	572	0.0
	Total Long-Term Investments (Cost $126,281,523)	125,161,344	135.4

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.8%
	Mutual Funds: 0.8%
718,432 (7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 3.560% (Cost $718,432)	$718,432	0.8
	Total Short-Term Investments (Cost $718,432)	718,432	0.8
	Total Investments in Securities (Cost $126,999,955)	$125,879,776	136.2
	Liabilities in Excess of Other Assets	(33,428,325)	(36.2)
	Net Assets	$92,451,451	100.0

*	Senior Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Secured Overnight Financing Rate (“SOFR”) and other short-term rates.
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Contract rates that are not disclosed do not take effect until settlement date and have yet to be determined.
(2)	All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note 8 for additional details.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Variable rate security. Rate shown is the rate in effect as of February 28, 2026.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(6)	Non-income producing security.
(7)	Rate shown is the 7-day yield as of February 28, 2026.

See Accompanying Notes to Financial Statements

Voya Credit Income Fund	PORTFOLIO OF INVESTMENTS as of February 28, 2026 (continued)

Reference Rate Abbreviations:

SOFRRATE	1-day Secured Overnight Financing Rate
TSFR1M	1-month CME Term Secured Overnight Financing Rate
TSFR3M	3-month CME Term Secured Overnight Financing Rate
TSFR6M	6-month CME Term Secured Overnight Financing Rate

See Accompanying Notes to Financial Statements

Voya Credit Income Fund	PORTFOLIO OF INVESTMENTS as of February 28, 2026 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of February 28, 2026 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at February 28, 2026
Asset Table
Investments, at fair value
Common Stock
Business Equipment & Services	$—	$—	$144	$144
Consumer Discretionary	—	—	428	428
Total Common Stock	—	—	572	572
Senior Loans	—	69,507,694	—	69,507,694
Corporate Bonds/Notes	—	50,692,191	—	50,692,191
Asset-Backed Securities	—	4,960,887	—	4,960,887
Short-Term Investments	718,432	—	—	718,432
Total Investments, at fair value	$718,432	$125,160,772	$572	$125,879,776

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At February 28, 2026, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for U.S. federal income tax purposes was $127,000,024.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,132,228
Gross Unrealized Depreciation	(2,252,476)
Net Unrealized Depreciation	$(1,120,248)

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended February 28, 2026, were as follows:

Fund Name	Class	Type	Per Share Amount
Voya Credit Income Fund	A	NII	$0.7853
	C	NII	$0.7357
	I	NII	$0.8049
	W	NII	$0.8099
	All Classes	ROC	$0.0076

NII — Net investment income
ROC — Return of capital

Of the ordinary distributions made during the year ended February 28, 2026, 1.26% qualify for the dividends received deduction (DRD) available to corporate shareholders.

For the year ended February 28, 2026, 1.26% of ordinary distributions paid by the Fund is designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of Voya Credit Income Fund was held September 11, 2025, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposal:

1.	Election of Trustees.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Credit Income Fund
Colleen D. Baldwin	1*	6,940,222.443	169,456.412	516,863.440	0.000	7,626,542.295
John V. Boyer	1*	7,009,579.750	228,449.307	388,513.238	0.000	7,626,542.295
Jody T. Foster	1*	6,914,406.111	193,785.563	518,350.621	0.000	7,626,542.295
Martin J. Gavin	1*	6,999,709.836	237,154.619	389,677.840	0.000	7,626,542.295
Dennis Johnson, CFA	1*	7,010,319.928	214,926.319	401,296.048	0.000	7,626,542.295
Joseph E. Obermeyer	1*	7,012,956.939	202,298.039	411,287.317	0.000	7,626,542.295
Sheryl K. Pressler	1*	6,898,190.475	200,700.235	527,651.585	0.000	7,626,542.295
Christopher P. Sullivan	1*	6,996,656.141	227,012.379	402,873.775	0.000	7,626,542.295
Mark R. Wetzel	1*	7,016,044.718	218,457.985	392,039.592	0.000	7,626,542.295
Christian G. Wilson	1*	7,035,727.285	200,835.612	389,979.398	0.000	7,626,542.295

*	Proposal Passed.

A special meeting of shareholders of Voya Credit Income Fund was held October 23, 2025, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposal:

1.	To approve a proposal to amend the Fund’s fundamental investment restriction with respect to purchases and sales of equity securities.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Credit Income Fund	1*	4,411,071.046	650,517.862	474,781.037	0.000	5,536,369.945

*	Proposal Passed.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	November 2007-Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	124	Stanley Global Engineering (2020–Present).

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2005–Present	Retired.	124	None.

Jody T. Foster (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	September 2025 – Present	Founder and Chief Executive Officer, Symphony Consulting, an investment operations consulting firm to private asset managers and wealth management firm (2010 – Present). Formerly, Independent Director, Hussman Investment Trust, a registered investment company fund complex (2016 – 2025); Independent Director, Forum CRE Income Fund, a registered investment company (April 2021 – January 2022).	124	Diamond Hill Funds (13 funds) (2022 – Present).

Dennis A. Johnson (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	September 2025 – Present	Non-Executive Director, Namib Minerals (April 2025 – Present). Formerly, Independent Director, EasyKnock, a real estate company (December 2023 – November 2024); Director of Investments, West Coast Financial (May 2022 – December 2023); Independent Director, Glass Lewis & Co., a provider of governance, proxy research and stewardship services (March 2022 – November 2023).	124	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 1, 2025–Present May 2013–Present	Retired. Formerly, President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999– December 2024).	124	None.

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015–Present	Retired.	124	None.

Mark R. Wetzel (1961) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	September 2025 - Present	Retired. Formerly, President, Fiducient Advisors, an investment adviser (April 2006 – May 2024).	124	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Trustee who is an “Interested Person”

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Christian G. Wilson (1968) 5780 Powers Ferry Rd. NW Atlanta, GA 30327	Trustee	September 2025 - Present	President and Chief/Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (September 2024 – Present); Head of Product and Strategy, Voya Investment Management (June 2024 – Present). Formerly, Head of Global Client Portfolio Management, Voya Investment Management (March 2023 – June 2024); Head of Fixed Income Client Portfolio Management, Voya Investment Management (July 2017 – March 2023).	124	Director, President, and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (September 2024 – Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of March 31, 2025.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Christian G. Wilson (1968) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief/ Principal Executive Officer	September 2024-Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (September 2024 – Present); Head of Product and Strategy, Voya Investment Management (June 2024 – Present). Formerly, Head of Global Client Portfolio Management, Voya Investment Management (March 2023 – June 2024); Head of Fixed Income Client Portfolio Management, Voya Investment Management (July 2017 – March 2023).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020–Present	Head of Investment Risk for Equity and Funds, Voya Investment Management (April 2024 – Present); Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present). Formerly, Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – March 2024); Vice President, Voya Investments, LLC (September 2018 – March 2020).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022-Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005–Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	November 2003-Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022–Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023-Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 - September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023-Present September 2020-Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 - March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022-Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President and Principal Accounting Officer Treasurer	September 2012-Present January 2021-Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	April 2001–Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022-Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Caitlin E. Robinson (1983) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President and Assistant Secretary	September 2025 – Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (August 2024 – Present). Formerly, Senior Counsel, Putnam Investments (January 2015 – July 2024).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013-Present	Vice President–Director of Tax, Voya Investments, LLC (October 2015–Present).

Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Assistant Secretary	March 2024-Present June 2022-Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2024 – Present). Formerly, Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – February 2024); Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Freddee McGough (1965) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President	November 2019-Present	Assistant Vice President, Voya Investment Management (September 2001–Present).

Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018-Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 13, 2025, the Board of Trustees (“Board”) of Voya Credit Income Fund (the “Fund”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of the Fund, as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Fund, and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”), for an additional one-year period ending November 30, 2026.

In addition to the Board meeting on November 13, 2025, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 16, 2025 and November 11, 2025. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually

recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the registered fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was not deemed to be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Fund under this manager-of-managers arrangement. The Board also

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser. The Board also noted that the Manager actively monitors any discount from net asset value per share at which the Fund’s common stock trades and, when it deems it appropriate to do so, evaluates potential ways to mitigate any such discount, including the level of distributions that the Fund pays.

Further, the Board considered periodic compliance reports it receives from the Fund’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Fund Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar, Inc. (“Morningstar”) category (Morningstar is an independent provider of registered fund data) and primary benchmark, a broad-based securities market index. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Fund’s Chief Investment Risk Officer.

The Board also recognized the limitations inherent in comparing the Fund’s performance to a benchmark index due to the Fund’s pursuit of an investment strategy that is not tied directly to an index. The Board also recognized the inherent limitations in comparing performance of peer funds utilizing leverage in light of, among other things, the impacts due to the level and type of leverage utilized and when peer funds entered into their leverage arrangements (which can impact pricing and, therefore, cost and performance).

Economies of Scale

When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser if and when the Fund grows larger and the extent to which any such economies are shared with the Fund. The Board considered that, while the Fund does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

by the Fund, including whether the Manager proposed any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliates in connection with services they render to the Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by, or other distribution-related expenses incurred by, the Manager.

Although the Methodology Guide establishes a framework for profit calculation by the Manager and its affiliated Sub-Adviser, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a registered fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks. The Board also considered that, in comparison to certain other products managed by the Manager, including open-end funds, there are additional portfolio management challenges in managing closed-end funds, such as the Fund, including those associated with less liquid holdings.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager’s and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Fund Analysis

Set forth below are certain of the specific factors that the Board considered at its October 16, 2025, November 11, 2025, and/or November 13, 2025 meetings in relation to approving the Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The performance data provided to the Board primarily was for various periods ended March 31, 2025. In addition, the Board also considered at its October 16, 2025, November 11, 2025, and/or November 13, 2025 meetings certain additional data regarding the Fund’s more recent performance, asset levels and asset flows. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

In considering whether to approve the renewal of the Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2025: (1) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the one-year period, and the fifth quintile for the three-year, five-year, and ten-year periods; and (2) the Fund underperformed its performance benchmark for all periods presented.

In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Fund’s performance during certain periods.

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the Fund’s net management fee rate is ranked in the first quintile; (b) the Fund’s contractual management fee rate is ranked in the first quintile; and (c) the Fund’s net expense ratio is ranked in the first quintile.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to the Fund and that approval of the continuation of the Contracts is in the best interests of the Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management's related representations, the Board concluded that it was satisfied with management’s responses relating to the Fund’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2026.

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll free at (800) 992-0180; and (2) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www. voyainvestments.com and on the SEC’s website at www. sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available on:https://individuals.voya.com/product/mutual-fund/ prospectuses-reports and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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Investment Adviser	Distributor
Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Voya Investments Distributor, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258

Sub-Adviser	Independent Registered Public Accounting Firm
Voya Investment Management Co. LLC 230 Park Avenue New York, New York 10169	Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116

Institutional Investors and Analysts	Custodian
Call Voya Credit Income Fund 1-800-336-3436	The Bank of New York Mellon 225 Liberty Street New York, New York 10286

Written Requests	Legal Counsel
Please mail all account inquires and other comments to: Voya Credit Income Fund 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc. 103 Bellevue Parkway Wilmington, Delaware 19809

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern Time on any business day for account or other information at (800) 992-0180.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	163070 (0226)

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 19(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Christopher P. Sullivan, Jody Foster and Mark Wetzel are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Sullivan, Ms. Foster and Mr. Wetzel are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Registrant’s current Independent Registered Public Accounting Firm, billed and paid to the Fund during the Fund’s fiscal years ended February 28, 2026 and February 28, 2025.

(a)	Audit Fees: The aggregate fees billed and paid for each of the last two fiscal years for professional services rendered by Ernst & Young LLP (“EY”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $78,960 for the year ended February 28, 2026 and $70,500 for the year ended February 28, 2025.

(b)	Audit-Related Fees: The aggregate fees billed and paid in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended February 28, 2026 and $0 for the year ended February 28, 2025.

(c)	Tax Fees : The aggregate fees billed and paid in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $8,580 for the year ended February 28, 2026 and $8,580 for the year ended February 28, 2025. Such services included review of excise distribution calculations (if applicable), preparation of the Registrants’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed and paid in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended February 28, 2026 and $0 for the year ended February 28, 2025.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

1

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommend a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent withPCAOB Rule 3526, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved:   November 13, 2025

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2026 through December 31, 2026

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2026 through December 31, 2026

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2026 through December 31, 2026

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions (Funds fees)	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued Pre-Approved Tax Services for the Pre-Approval Period January 1, 2026 through December 31, 2026

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Tax compliance services related to return preparation for the Funds (Adviser Fees)		√	As presented to Audit Committee[3]
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period
EU Reclaims IRS Closing Agreement Filings	√		$20,000 per Fund first closing agreement, $5,000 for subsequent closing agreements for same Fund

[3]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Service
German Tax Treaty Reclaims	√	Not to exceed $2,500 per fund during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2026 through December 31, 2026

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:        January 1, 2026 to December 31, 2026

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA CREDIT INCOME FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA ENHANCED SECURITIZED INCOME FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SEPARATE PORTFOLIOS TRUST
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

There were no services, or 0%, provided to the registrant by EY that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed and paid to the Registrant by the independent registered public accounting firm for the Registrant’s fiscal years ended, February 28, 2026 and February 28, 2025; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2026	2025
Voya Credit Income Fund	$8,580	$8,580
Voya Investments, LLC (1)	$10,841,531	$15,145,346

(1) The Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

a.	The registrant has a separately-designated standing audit committee. The members are Colleen D. Baldwin, Christoper P. Sullivan, Jody Foster and Mark Wetzel.

b.	Not applicable.

Item 6. Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of them Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in the financial statements filed under Item 1.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING Policy

VOYA FUNDS

VOYA iNVESTMENTS, LLC

Date Last Revised: February 5, 2025

Introduction

This document sets forth the proxy voting procedures (“Procedures”) and guidelines (“Guidelines”), collectively the “Proxy Voting Policy”, that Voya Investments, LLC (“Adviser”) shall follow when voting proxies on behalf of the Voya funds for which it serves as investment adviser (each a “Fund” and collectively, the “Funds”). The Funds’ Boards of Directors/Trustees (“Board”) have approved the Proxy Voting Policy.

The Board may determine to delegate proxy voting to a sub-adviser of one or more Funds (rather than to the Adviser) in which case the sub-adviser’s proxy policies and procedures for implementation on behalf of such Fund (a “Sub-Adviser-Voted Fund”) shall be subject to Board approval. Sub-Adviser-Voted Funds are not covered under the Proxy Voting Policy except as described in the Reporting and Record Retention section below relating to vote reporting requirements. Sub-Adviser-Voted Funds are governed by the applicable sub-adviser’s respective proxy policies provided that the Board has approved such policies.

The Proxy Voting Policy incorporates principles and guidance set forth in relevant pronouncements of the U.S. Securities and Exchange Commission (“SEC”) and its staff regarding the Adviser’s fiduciary duty to ensure that proxies are voted in a timely manner and that voting decisions are always in the Funds’ best interest.

Pursuant to the Policy, the Adviser’s Active Ownership team (“AO Team”) is delegated the responsibility to vote the Funds’ proxies in accordance with the Proxy Voting Policy on the Funds’ behalf.

The engagement of a Proxy Advisory Firm (as defined in the Proxy Advisory Firm section below) shall be subject to the Board’s initial approval and annual Board review and approval thereafter. The AO Team is responsible for Proxy Advisory Firm oversight and shall direct the Proxy Advisory Firm to vote proxies in accordance with the Guidelines.

The Board’s Compliance Committee (“Compliance Committee”) shall review the Proxy Voting Policy not less than annually and these documents shall be updated as appropriate. No material changes to the Proxy Voting Policy shall become effective without Board approval. The Compliance Committee may approve non-material amendments for immediate implementation subject to full Board ratification at its next regularly scheduled meeting.

Adviser’s Roles and Responsibilities

Active Ownership Team

The AO Team shall direct the Proxy Advisory Firm to vote proxies on the Funds’ and Adviser’s behalf in connection with annual and special shareholder meetings (except those regarding bankruptcy matters and/or related plans of reorganization).

The AO Team is responsible for overseeing the Proxy Advisory Firm and voting the Funds’ proxies in accordance with the Proxy Voting Policy on the Funds’ and the Adviser’s behalf.

The AO Team is authorized to direct the Proxy Advisory Firm to vote Fund proxies in accordance with the Proxy Voting Policy. Responsibilities assigned to the AO Team or activities in support thereof may be performed by such members of the Proxy Committee (as defined in the Proxy Committee section below) or employees of the Adviser’s affiliates as the Proxy Committee deems appropriate.

The AO Team is also responsible for identifying potential conflicts between the proxy issuer and the Proxy Advisory Firm, the Adviser, the Funds’ principal underwriters, or an affiliated person of the Funds. The AO Team shall identify such potential conflicts of interest based on information the Proxy Advisory Firm periodically provides; analyses of Voya’s clients, distributors, broker-dealers, and vendors; and information derived from other sources including but not limited to public filings.

Proxy Committee

The Proxy Committee shall ensure that the Funds vote proxies consistent with the Proxy Voting Policy. The Proxy Committee accordingly reviews and evaluates this Policy, oversees the development and implementation thereof, and resolves ad hoc issues that may arise from time to time. The Proxy Committee is comprised of senior leaders of Voya Investment Management, including fundamental research, ESG

Revision Date: February 5, 2025	2

research, active ownership, compliance, legal, finance, and operations of the Adviser. The Proxy Committee membership may be amended at the Adviser’s discretion from time to time. The Board will be informed of any membership changes quarterly at the next regularly scheduled meeting.

Investment Professionals

The Funds’ sub-advisers and/or portfolio managers are each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”. Investment Professionals are encouraged to submit recommendations to the AO Team regarding any proxy voting-related proposals relating to the portfolio securities over which they have daily portfolio management responsibility including proxy contests, proposals relating to issuers with dual class shares with superior voting rights, and/or mergers and acquisitions.

Proxy Advisory Firm

The Proxy Advisory Firm is required to coordinate with the Funds’ custodians to ensure that those firms process all proxy materials they receive relating to portfolio securities in a timely manner. To the extent applicable the Proxy Advisory Firm is required to provide research, analysis, and vote recommendations under its Proxy Voting guidelines. The Proxy Advisory Firm is required to produce custom vote recommendations in accordance with the Guidelines and their vote recommendations.

PROXY VOTING PROCEDURES

Vote Classification

Within-Guidelines Votes: Votes in Accordance with these Guidelines

A vote cast in accordance with these Guidelines is considered Within-Guidelines.

Out-of-Guidelines Votes: Votes Contrary to these Guidelines

A vote that is contrary to these Guidelines may be cast when the AO team and/or Proxy Committee determine that application of these Guidelines is inappropriate under the circumstances. A vote is considered contrary to these Guidelines when such vote contradicts the approach outlined in the Policy.

A vote would not be considered contrary to these Guidelines for cases in which these Guidelines stipulate a Case-by-Case consideration, or an Investment Professional provides a written rationale for such vote.

Matters Requiring Case-by-Case Consideration

The Proxy Advisory Firm shall refer proxy proposals to the AO Team for consideration when the Procedures and Guidelines indicate a “Case-by-Case” consideration. Additionally, the Proxy Advisory Firm shall refer a proxy proposal under circumstances in which the application of the Procedures and Guidelines is uncertain, appears to involve unusual or controversial issues, or is silent regarding the proposal.

Upon receipt of a referral from the Proxy Advisory Firm, the AO Team may solicit additional research or clarification from the Proxy Advisory Firm, Investment Professional(s), or other sources.

The AO Team shall review matters requiring Case-by-Case consideration to determine whether such proposals require an Investment Professional and/or Proxy Committee input and a vote determination.

Non-Votes: Votes in which No Action is Taken

The AO Team shall make reasonable efforts to secure and vote all Fund proxies. Nevertheless, a Fund may refrain from voting under certain circumstances including, but not limited to:

●	The economic effect on shareholder interests or the value of the portfolio holding is indeterminable or insignificant (e.g., proxies in connection with fractional shares), securities no longer held in a Fund, or a proxy is being considered for a Fund no longer in existence.
●	The cost of voting a proxy outweighs the benefits (e.g., certain international proxies, particularly in cases in which share-blocking practices may impose trading restrictions on the relevant portfolio security).

Conflicts of Interest

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The Adviser shall act in the Funds’ best interests and strive to avoid conflicts of interest.

Conflicts of interest may arise in situations in which, but not limited to:

●	The issuer is a vendor whose products or services are material to the Funds, the Adviser, or their affiliates;
●	The issuer is an entity participating to a material extent in the Funds’ distribution;
●	The issuer is a significant executing broker-dealer for the Funds and/or the Adviser;
●	Any individual who participates in the voting process for the Funds, including:
o	Investment Professionals;
o	Members of the Proxy Committee;
o	Employees of the Adviser;
o	Board Directors/Trustees; and
o	Individuals who serve as a director or officer of the issuer.
●	The issuer is Voya Financial.

Investment Professionals, the Proxy Advisory Firm, the Proxy Committee, and the AO Team shall disclose any potential conflicts of interest and/or confirm they do not have conflicts of interest relating to their participation in the voting process for portfolio securities.

The AO Team shall call a meeting of the Proxy Committee if a potential conflict exists and a member (or members) of the AO Team wishes to vote contrary to these Guidelines or an Investment Professional provides input regarding a meeting and has confirmed a conflict exists with regard thereto. The Proxy Committee shall then consider the matter and vote on a best course of action.

The AO Team shall use best efforts to convene the Proxy Committee with respect to all matters requiring its consideration. If the Proxy Committee cannot meet its quorum requirements by the voting deadline it shall execute the vote in accordance with these Guidelines.

The Adviser shall maintain records regarding any determinations to vote contrary to these Guidelines including those in which a potential Voya Investment Management Conflict exists. Such records shall include the rationale for the contrary vote.

Potential Conflicts with a Proxy Issuer

The AO Team shall identify potential conflicts with proxy issuers. In addition to obtaining potential conflict of interest information described in the Roles and Responsibilities section above, Proxy Committee members shall disclose to the AO Team any potential conflicts of interests with an issuer prior to discussing the Proxy Advisory Firm’s recommendation.

Proxy Committee members shall advise the AO Team in the event they believe a potential or perceived conflict of interest exists that may preclude them from making a vote determination in the Funds’ best interests. The Proxy Committee member may elect recusal from considering the relevant proxy. Proxy Committee members shall complete a Conflict of Interest Report when they verbally disclose a potential conflict of interest.

Investment Professionals shall also confirm that they do not have any potential conflicts of interest when submitting vote recommendations to the AO Team.

The AO Team gathers and analyzes the information provided by the:

●	Proxy Advisory Firm;
●	Adviser;
●	Funds’ principal underwriters;
●	Fund affiliates;
●	Proxy Committee members;
●	Investment Professionals; and
●	Fund Directors and Officers.

Assessment of the Proxy Advisory Firm

On the Board’s and Adviser’s behalf the AO Team shall assess whether the Proxy Advisory Firm:

●	Is independent from the Adviser;

Revision Date: February 5, 2025	4

●	Has resources that indicate it can competently provide analysis of proxy issues;
●	Can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners; and
●	Has adequate compliance policies and procedures to:
o	Ensure that its proxy voting recommendations are based on current and accurate information; and
o	Identify and address conflicts of interest.

The AO Team shall utilize and the Proxy Advisory Firm shall comply with such methods for completing the assessment as the AO Team may deem reasonably appropriate. The Proxy Advisory Firm shall also promptly notify the AO Team in writing of any material changes to information it previously provided to the AO Team in connection with establishing the Proxy Advisory Firm’s independence, competence, or impartiality.

Voting Funds of Funds, Investing Funds and Feeder Funds

Funds that are funds-of-funds1 (each a “Fund-of-Funds” and collectively, “Funds-of-Funds”) shall “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Funds indicated on Voya’s website (www.voyainvestments.com). Meaning that if the Fund-of-Funds must vote on a proposal with respect to an underlying investment issuer the Fund-of-Funds shall vote its interest in that underlying fund in the same proportion as all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the Fund-of-Funds shall vote as follows:

●	If the Fund-of-Funds and the underlying fund are solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds shall vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal.
●	If the Fund-of-Funds is solicited to vote on a proposal for an underlying fund (e.g., a new sub-adviser to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Adviser shall determine the most appropriate method of voting with respect to the underlying fund proposal.

An Investing Fund2 (e.g., any Voya fund), while not a Fund-of-Funds shall have the foregoing Fund-of-Funds procedure applied to any Investing Fund that invests in one or more underlying funds. Accordingly:

●	Each Investing Fund shall “echo” vote its interests in an underlying fund if the underlying fund has shareholders other than the Investing Fund;
●	In the event an underlying fund has no other shareholders and the Investing Fund and the underlying fund are solicited to vote on the same proposal, the Investing Fund shall vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal; and
●	In the event an underlying fund has no other shareholders, and no corresponding proposal exists at the Investing Fund level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “Feeder Fund” in a master-feeder structure passes votes requested by the underlying master fund to its shareholders. Meaning that, if the master fund solicits the Feeder Fund, the Feeder Fund shall request instructions from its own shareholders as to how it should vote its interest in an underlying master fund either directly or in the case of an insurance-dedicated Fund through an insurance product or retirement plan.

When a Fund is a feeder in a master-feeder structure, proxies for the master fund’s portfolio securities shall be voted pursuant to the master fund’s proxy voting policies and procedures. As such, Feeder Funds shall not be subject to the Procedures and Guidelines except as described in the Reporting and Record Retention section below.

1 Invest in underlying funds beyond 12d-1 limits.

2 Invest in underlying funds but not beyond 12d-1 limits.

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Securities Lending

Many of the Funds participate in securities lending arrangements that generate additional revenue for the Fund. Accordingly, the Fund is unable to vote securities that are on loan under these arrangements. However, under certain circumstances, for voting issues that may have a significant impact on the investment, members of the Proxy Committee or AO Team may request that the Fund’s securities lending agent recall securities on loan if they determine that the benefit of voting outweighs the costs and lost revenue to the Fund as well as the administrative burden of retrieving the securities.

Investment Professionals may also deem a vote to be “material” in the context of the portfolio(s) they manage. They may therefore request that the Proxy Committee review lending activity on behalf of their portfolio(s) with respect to the relevant security and consider recalling and/or restricting the security. The Proxy Committee shall give primary consideration to relevant Investment Professional input in its determination as to whether a given proxy vote is material and if the associated security should accordingly be restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting at that meeting. In order to recall or restrict shares on a timely basis for material voting purposes the AO Team shall use best efforts to consider and, when appropriate, act upon such requests on a timely basis. Any relevant Investment Professional may submit a request to review lending activity in connection with a potentially material vote for the Proxy Committee’s consideration at any time.

Reporting and Record Retention

Reporting by the Funds

Annually, as required, each Fund and each Sub-Adviser-Voted Fund shall post on the Voya Funds’ website its proxy voting record or a link to the prior one-year period ended June 30. The proxy voting record for each Fund and each Sub-Adviser-Voted Fund shall also be available on Form N-PX in the SEC’s EDGAR database on its website. For any Fund that is a feeder within a master-feeder structure, no proxy voting record related to the portfolio securities owned by the master fund shall be posted on the Funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database shall be included in the Fund’s Form N-PX and posted on the Funds’ website. If an underlying master fund solicited any Feeder Fund for a vote during the reporting period, a record of the votes cast by means of the pass-through process described above shall be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.

Reporting to the Compliance Committee

At each quarterly Compliance Committee meeting the AO Team shall provide to the Compliance Committee a report outlining each proxy proposal, or a summary of such proposals, that was:

1.	Voted Out-of-Guidelines; and/or
2.	When the Proxy Committee did not agree with an Investment Professional’s recommendation, as assessed when the Investment Professional raises a potential conflict of interest.

The report shall include the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation as applicable, and the reasons for voting or recommending an Out-of-Guidelines Vote or in the case of (2) above a vote which differed from that recommended by the Investment Professional.

Reporting by the AO Team on behalf of the Adviser

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following:

●	A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements the issuers send are available either in the SEC’s EDGAR database or upon request from the Proxy Advisory Firm;
●	A record of each vote cast on behalf of a Fund;
●	A copy of any Adviser-created document that was material to making a proxy vote decision or that memorializes the basis for that decision;
●	A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund;

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●	A record of all recommendations from Investment Professionals to vote contrary to these Guidelines;
●	All proxy questions/recommendations that have been referred to the Compliance Committee; and
●	All applicable recommendations, analyses, research, Conflict Reports, and vote determinations.

All proxy voting materials and supporting documentation shall be retained for a minimum of six years.

Records Maintained by the Proxy Advisory Firm

The Proxy Advisory Firm shall retain a record of all proxy votes handled by the Proxy Advisory Firm. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. Additionally, the Proxy Advisory Firm shall be responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

PROXY VOTING GUIDELINES

Introduction

Proxies shall be voted in the Funds’ best interests. These Guidelines summarize the Funds’ positions regarding certain matters of importance to shareholders and provide an indication as to how the Funds’ ballots shall be voted for certain types of proposals. These Guidelines are not exhaustive and do not provide guidance on all potential voting matters. Proposals may be addressed on a CASE-BY-CASE basis rather than according to these Guidelines when assessing the merits of available rationale and disclosure.

These Guidelines generally apply to securities of publicly traded operating issuers and to those of privately held operating issuers if publicly available disclosure permits such application. The Funds will consider matters relating to investment companies that are registered under the Investment Company Act of 1940 on a CASE-BY-CASE basis. Additionally, all matters for which such disclosure is not available shall be considered on a CASE-BY-CASE basis.

Investment Professionals are encouraged to submit recommendations to the AO Team regarding proxy voting matters relating to the portfolio securities over which they have daily portfolio management responsibility. Investment Professionals may submit recommendations in connection with any proposal and they are likely to receive requests for recommendations relating to proxies for private equity or fixed income securities and/or proposals relating to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject. No proposal shall be supported where implementation would contravene such requirements.

General Policies

The Funds generally support the recommendation of an issuer’s management when the Proxy Advisory Firm’s recommendation also aligns with such recommendation and to vote in accordance with the Proxy Advisory Firm’s recommendation when management has made no recommendation. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) is utilized.

The rationale and vote recommendation from Investment Professionals shall receive primary consideration with respect to CASE-BY-CASE proposals considered on the relevant Fund’s behalf.

The Fund’s policy is to not support proposals that would negatively impact the existing rights of the Funds’ beneficial owners. Shareholder proposals shall not be supported if they impose excessive costs and/or are overly restrictive or prescriptive. Depending on the relevant market, appropriate opposition may be expressed as an ABSTAIN, AGAINST, or WITHHOLD vote.

In the event competing shareholder and board proposals appear on the same agenda at uncontested proxies, the shareholder proposal shall not be supported, and the management proposal shall be supported when the management proposal meets the factors for support under the relevant topic/policy (e.g.,

Revision Date: February 5, 2025	7

Allocation of Income and Dividends); the competing proposals shall otherwise be considered on a CASE-BY-CASE basis.

International Policies

Companies incorporated outside the U.S. are subject to the following U.S. policies if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC. Where applicable, certain U.S. policies may also be applied to issuers incorporated outside the U.S. (e.g., issuers with a significant base of U.S. operations and employees).

However, given the differing regulatory and legal requirements, market practices, and political and economic systems existing in various international markets, the Funds shall:

●	Vote AGAINST international proposals when the Proxy Advisory Firm recommends voting AGAINST such proposal due to inadequate relevant disclosure by the issuer or time provided for consideration of such disclosure;
●	Consider proposals that are associated with a firm AGAINST vote on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends support when:
●	The issuer or market transitions to better practices (e.g., committing to new regulations or governance codes);
●	The market standard is stricter than the Fund’s Guidelines; and/or
●	It is the more favorable choice when shareholders must choose between alternate proposals.

Proposal Specific Policies

As mentioned above, these Guidelines may be overridden in any case as provided for in the Procedures. Similarly, the Procedures outline the proposals with Guidelines that prescribe a firm voting position that may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate, in such circumstances the AO Team may deem it appropriate to seek input from the relevant Investment Professional(s).

Proxy Contests:

Votes in contested elections on shall be considered on a CASE-BY-CASE basis with primary consideration given to input from the relevant Investment Professional(s).

Uncontested Proxies:

1-	The Board of Directors

Overview

The Funds may indicate disagreement with an issuer’s policies or practices by withholding support from the relevant proposal rather than from the director nominee(s) to which the Proxy Advisory Firm assigns fault or assigns an association.

The Funds shall withhold support from director(s) deemed responsible in cases in which the Funds’ disagreement is assigned to the board of directors. Responsibility may be attributed to the entire board, a committee, or an individual, and the Funds shall apply a vote accountability guideline (“Vote Accountability Guideline”) specific to the concerns under review.

The Funds shall typically vote FOR a director in connection with issues the Proxy Advisory Firm raises if the director did not serve on the board or relevant committee during the majority of the time period relevant to the concerns the Proxy Advisory Firm cited.

The Funds shall vote with the Proxy Advisory Firm’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Vote with the Proxy Advisory Firm’s recommendation to withhold support from the legal entity and vote on the individual when a director holds one seat as an individual plus an additional seat as a representative of a legal entity.

Bundled Director Slates

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The Funds shall WITHHOLD support from directors or slates of directors when they are presented in a manner not aligned with market best practice and/or regulation, irrespective of complying with independence requirements, such as:

●	Bundled slates of directors (e.g., Canada, France, Hong Kong, or Spain);
●	In markets with term lengths capped by regulation or market practice, directors whose terms exceed the caps or are not disclosed; or
●	Directors whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

For issuers with multiple slates in Italy, the Funds shall follow the Proxy Advisory Firm’s standards for assessing which slate is best suited to represent shareholder interests.

Independence

Director and Board/Committee Independence

The Funds expect boards and key committees to have an appropriate level of independence and shall accordingly consider the Proxy Advisory Firm’s standards to determine that adequate level of independence. A director would be deemed non-independent if the individual had/has a relationship with the issuer that could potentially influence the individual’s objectivity causing the inability to satisfy fiduciary standards on behalf of shareholders. Audit, compensation/remuneration, and nominating and/or governance committees are considered key committees and should be 100% independent. The Funds shall consider the Proxy Advisory Firm’s standards and generally accepted best practice (collectively “Independence Expectations”) with respect to determining director independence and Board/Committee independence levels. Note: Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations relating to board independence.

The Funds shall consider non-independent directors standing for election on a Case-by-Case basis when the full board or committee does not meet Independence Expectations. Additionally, the Funds shall:

●	WITHHOLD support from the board chair, nominating committee chair, nominating committee member(s), or an incumbent director(s) if the board chair is non-independent and the board does not have a lead independent director;

●	WITHHOLD support from slates of directors if the board’s independence cannot be ascertained due to inadequate disclosure or when the board’s independence does not meet Independence Expectations;

●	WITHHOLD support from key committee slates if they contain non-independent directors; and/or

●	WITHHOLD support from non-independent nominating committee chair, board chair, and/or directors if the full board serves or appears to serve as a key committee, the board has not established a key committee, or the board and/or a key committee(s) does not meet Independence Expectations.

Self-Nominated/Shareholder-Nominated Director Candidates

The Funds shall consider self-nominated or shareholder-nominated director candidates on a CASE-BY-CASE basis and shall WITHHOLD support from the candidate when:

●	Adequate disclosure has not been provided (e.g., rationale for candidacy and candidate’s qualifications relative to the issuer);
●	The candidate’s agenda is not in line with the long-term best interests of the issuer; or
●	Multiple self-nominated candidates are considered to constitute a proxy contest if similar issues are raised (e.g., potential change in control).

Management Proposals Seeking Non-Board Member Service on Key Committees

The Funds shall vote AGAINST proposals that permit non-board members to serve on a key committee, provided that bundled slates may be supported if no slate nominee serves on relevant committee(s) except in cases in which best market practice otherwise dictates.

The Funds shall consider other concerns regarding committee members on a CASE-BY-CASE basis.

Board Member Roles and Responsibilities

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Attendance

The Funds shall WITHHOLD support from a director who, during the prior year attended less than 75 percent of the board and committee meetings with no valid reason for the absences, excluding directors who have not completed a full year on the board.

The Funds shall WITHHOLD support from nominating committee members according to the Vote Accountability Guideline if a director has two or more years of poor attendance without a valid reason for their absences.

The Funds shall apply a one-year attendance policy relating to statutory auditors at Japanese issuer meetings.

Over-boarding

The Funds shall vote AGAINST directors who serve on:

●	More than two public issuer boards and are named executive officers at any public issuer, and shall WITHHOLD support only at their outside board(s);
●	Five or more public issuer boards; or
●	Four or more public issuer boards and is Board Chair at two or more public issuers and shall WITHHOLD support on boards for which such director does not serve as chair.

The Funds shall vote AGAINST shareholder proposals limiting the number of public issuer boards on which a director may serve.

Tenure

The Funds shall WITHHOLD support from the nominating committee chair and/or members of the nominating committee when the average board tenure exceeds 15 years.

Combined Chair / CEO Role

The Funds shall vote FOR directors without regard to recommendations that the position of chair should be separate from that of CEO or should otherwise require independence unless other concerns requiring Case-by-Case consideration arise (e.g., a former CEO proposed as board chair).

The Funds shall consider shareholder proposals that require that the positions of chair and CEO be held separately on a CASE-BY-CASE basis.

Cumulative/Net Voting Markets

When cumulative or net voting applies, the Funds shall follow the Proxy Advisory Firm’s recommendation to vote FOR nominees, such as when the issuer assesses that such nominees are independent, irrespective of key committee membership, even if independence disclosure or criteria fall short of the Proxy Advisory Firm’s standards.

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Board Accountability

Board Diversity

United States:

The Funds shall vote AGAINST incumbent directors according to the Vote Accountability Guideline if no women are on the issuer’s board. The Funds shall consider directors on a CASE-BY-CASE basis if gender diversity existed prior to the most recent annual meeting.

The Funds shall vote AGAINST incumbent directors according to the Vote Accountability Guideline when the board has no apparent racially or ethnically diverse members. The Funds shall consider directors on a CASE-BY-CASE basis if racial and/or ethnic diversity existed prior to the most recent annual meeting.

Diversity (Shareholder Proposals):

The Funds shall generally vote FOR shareholder proposals that request the issuer to improve/promote gender and/or racial/ethnic diversity and/or gender and/or racial/ethnic diversity-related disclosure.

International:

The Funds shall vote AGAINST directors according to the Vote Accountability Guideline when no women are on the issuer’s board or if its board’s gender diversity level does not meet a higher standard established by the relevant country’s corporate governance code and generally accepted best practice.

The Funds shall vote AGAINST directors according to the Vote Accountability Guideline when the relevant country’s corporate governance code contains a minimally acceptable threshold for racial/ethnic diversity and the board does not appear to meet this expectation.

Return on Equity

The Funds shall vote FOR the most senior executive at an issuer in Japan if the only reason the Proxy Advisory Firm withholds its recommendation results from the issuer underperforming in terms of capital efficiency or issuer performance (e.g., net losses or low return on equity (ROE)).

Compensation Practices

The Funds may WITHHOLD support from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the issuer and its shareholders.

“Say on Pay” Responsiveness. The Funds shall consider compensation committee members on a CASE-BY-CASE basis for failure to sufficiently address compensation concerns prompting significant opposition to the most recent advisory vote on executive officers’ compensation, “Say on Pay”, or continuing to maintain problematic pay practices, considering such factors as the level of shareholder opposition, subsequent actions taken by the compensation committee, and level of responsiveness disclosure, among others.

“Say on Pay Frequency”. The Funds shall WITHHOLD support according to the Vote Accountability Guideline if the Proxy Advisory Firm opposes directors due to the issuer’s failure to include a “Say on Pay” proposal and/or a “Say on Pay Frequency” proposal when required pursuant to SEC or market regulatory provisions; or implemented a “Say on Pay Frequency” schedule that is less frequent than the frequency most recently preferred by not less than a plurality of shareholders; or is an externally-managed issuer (EMI) or externally-managed REIT (EMR) and has failed to include a “Say on Pay” proposal or adequate disclosure of the compensation structure.

Commitments. The Funds shall vote FOR compensation committee members receiving an adverse recommendation from the Proxy Advisory Firm due to problematic pay practices or thresholds (e.g., burn rate) if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis. However, the Funds shall WITHHOLD support on compensation committee members according to the Vote Accountability Guideline if the issuer does not rectify the practice prior to the issuer’s next annual general meeting.

For markets in which the issuer has not followed market practice by submitting a resolution on executive remuneration/compensation, the Funds shall WITHHOLD support on remuneration/compensation

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committee members.

Accounting Practices

The Funds shall WITHHOLD support on directors according to the Vote Accountability Guideline as well as the issuer’s CEO or CFO if nominated as directors, if poor accounting practice concerns are raised including the issuer failed to remediate known ongoing material weaknesses in the issuer’s internal controls for more than one year.

The Funds shall consider directors according to the Vote Accountability Guideline, the issuer’s CEO or CFO if nominated as directors, or external auditors on a CASE-BY-CASE basis if:

●	Issuer has not yet had a full year to remediate the concerns since the time such issues were identified; and/or
●	Issuer has taken adequate steps to remediate the concerns cited that would typically include removing or replacing the responsible executives and the concerning issues do not recur.

The Funds shall vote FOR audit committee members, or the issuer’s CEO or CFO when nominated as directors, who did not serve on the committee or did not have responsibility over the relevant financial function during the majority of the time period relevant to the concerns cited.

The Funds shall WITHHOLD support on audit committee members according to the Vote Accountability Guideline if the issuer has failed to disclose audit fees and has not provided an auditor ratification or remuneration proposal for shareholder vote.

Problematic Actions

The Funds shall WITHHOLD support on directors according to the Vote Accountability Guideline when the Proxy Advisory Firm cites them for problematic actions including a lack of due diligence in relation to a major transaction (e.g., a merger or an acquisition), material failures, inadequate oversight, scandals, malfeasance, or negligent internal controls at the issuer or that of an affiliate, factoring in the merits of the director’s performance, rationale, and disclosure when:

●	Culpability can be attributed to the director (e.g., director manages or is responsible for the relevant function); or
●	The director has been directly implicated resulting in arrest, criminal charge, or regulatory sanction.

The Funds shall WITHHOLD support on members of the nominating committee, board chair, or lead independent director when an issuer nominates a director who is subject to any of the above concerns to serve on its board.

The Funds shall WITHHOLD support on audit committee members according to the Vote Accountability Guideline due to share pledging concerns factoring in the pledged amount, unwinding time, and any historical concerns raised. The Funds shall also WITHHOLD support on the pledgor, if a director, where the pledged amount and unwinding time are deemed significant and therefore an unnecessary risk to the issuer.

The Funds shall WITHHOLD support from all incumbent directors if the issuer has implemented a multi-class capital structure in which the classes have unequal voting rights and does not have a reasonable sunset provision (e.g., fewer than seven (7) years).

The Funds shall WITHHOLD support from directors according to the Vote Accountability Guideline when the Proxy Advisory Firm recommends withholding support due to the board (a) unilaterally adopting by-law amendments that have a negative impact on existing shareholder rights or function as a diminution of shareholder rights or (b) failing to remove or subject to a reasonable sunset provision in its by-laws.

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Anti-Takeover Measures

The Funds shall WITHHOLD support from directors according to the Vote Accountability Guideline if the issuer implements excessive anti-takeover measures.

The Funds shall WITHHOLD support from directors according to the Vote Accountability Guideline if the issuer fails to remove restrictive “poison pill” features, ensure a “poison pill” expiration, or submits the “poison pill” in a timely manner to shareholders for vote unless an issuer has implemented a policy that should reasonably prevent abusive use of its “poison pill”.

Board Responsiveness

The Funds shall vote FOR directors if the majority-supported shareholder proposal has been reasonably addressed.

o	Proposals seeking shareholder ratification of a “poison pill” provision may be deemed reasonably addressed if the issuer has implemented a policy that should reasonably prevent abusive use of the “poison pill”.

The Funds shall WITHHOLD support from directors according to the Vote Accountability Guideline if a shareholder proposal received majority support and the board has not disclosed a credible rationale for not implementing the proposal.

The Funds shall WITHHOLD support on a director if the board has not acted upon the director who did not receive shareholder support representing a majority of the votes cast at the previous annual meeting; and shall consider such directors on a CASE-BY-CASE basis if the issuer has a controlling shareholder(s).

The Funds shall vote FOR directors in cases in which an issue relevant to the majority negative vote has been adequately addressed or cured and which may include sufficient disclosure of the board’s rationale.

Board–Related Proposals

Classified/Declassified Board Structure

The Funds shall vote AGAINST proposals to classify the board unless the proposal represents an increased frequency of a director’s election in the staggered cycle (e.g., seeking to move from a three-year cycle to a two-year cycle).

The Funds shall vote FOR proposals to repeal classified boards and to elect all directors annually.

Board Structure

The Funds shall vote FOR management proposals to adopt or amend board structures unless the resulting change(s) would mean the board would not meet Independence Expectations.

For issuers in Japan, the Funds shall vote FOR proposals seeking a board structure that would provide greater independent oversight.

Board Size

The Funds shall vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations; however, the Funds shall vote AGAINST a proposal if the issuer seeks to remove shareholder approval rights or the board fails to meet market independence requirements.

Director and Officer Indemnification and Liability Protection

The Funds shall consider proposals on director and officer indemnification and liability protection on a CASE-BY-CASE basis using Delaware law as the standard.

The Funds shall vote against proposals to limit or eliminate entirely directors’ and officers’ liability in connection with monetary damages for violating their collective duty of care.

The Funds shall vote against indemnification proposals that would expand coverage beyond legal expenses to acts that are more serious violations of fiduciary obligation such as negligence.

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Director and Officer Indemnification and Liability Protection

The Funds shall vote in accordance with the Proxy Advisory Firm’s standards (e.g., overly broad provisions).

Discharge of Management/Supervisory Board Members

The Funds shall vote FOR management proposals seeking the discharge of management and supervisory board members (including when the proposal is bundled) unless concerns surface relating to the past actions of the issuer’s auditors or directors, or legal or other shareholders take regulatory action against the board.

The Funds shall vote FOR such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of the issuer’s or its board’s broader practices.

Establish Board Committee

The Funds shall vote FOR shareholder proposals that seek creation of a key board committee.

The Funds shall vote AGAINST shareholder proposals requesting creation of additional board committees or offices except as otherwise provided for herein.

Filling Board Vacancies / Removal of Directors

The Funds shall vote AGAINST proposals that allow removal of directors only for cause.

The Funds shall vote FOR proposals to restore shareholder ability to remove directors with or without cause.

The Funds shall vote AGAINST proposals that allow only continuing directors to elect replacement directors to fill board vacancies.

The Funds shall vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Stock Ownership Requirements

The Funds shall vote AGAINST such shareholder stock ownership requirement proposals.

Term Limits / Retirement Age

The Funds shall vote FOR management proposals and AGAINST shareholder proposals limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards.

2-	Compensation

Frequency of Advisory Votes on Executive Compensation

The Funds shall vote FOR proposals seeking an annual “Say on Pay”, and AGAINST those seeking less frequent “Say on Pay”.

Proposals to Provide an Advisory Vote on Executive Compensation (Canada)

The Funds shall vote FOR if it is an ANNUAL vote unless the issuer already provides an annual shareholder vote.

Executive Pay Evaluation

Advisory Votes on Executive Compensation (Say on Pay) and Remuneration Reports or Committee Members in Absence of Such Proposals

The Funds shall vote FOR management proposals seeking ratification of the issuer’s executive compensation structure unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative Proxy Advisory Firm recommendation.

The Funds shall vote AGAINST:

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●	Provisions that permit or give the Board sole discretion for repricing, replacement, buy back, exchange, or any other form of alternative options. (Note: cancellation of options would not be considered an exchange unless the cancelled options were re-granted or expressly returned to the plan reserve for reissuance.);
●	Single Trigger Severance provisions that do not require an actual change in control to be triggered in new or amended employment agreements;
●	Single Trigger Severance provisions that do not require an actual change in control to be triggered and the Long-Term Incentive Plan’s performance period is less than three years;
●	Plans that allow named executive officers to have material input into setting their own compensation;
●	Short-Term Incentive Plans in which treatment of payout factors has been inconsistent (e.g., exclusion of losses but not gains);
●	Long-Term Incentive Plans in which performance measures hurdles/measures are set based on a backward-looking performance period;
●	Company plans in international markets that provide for contract or notice periods or severance/termination payments that exceed market practices (e.g., relative to multiple of annual compensation); and/or
●	Compensation structures at externally managed issuers (EMI) or externally managed REITs (EMR) that lack adequate disclosure based on the Proxy Advisory Firm’s assessment.

The Funds shall consider on a CASE-BY-CASE basis if the Proxy Advisory Firm recommends opposing and none of the above factors have been triggered.

Golden Parachutes

The Funds shall vote AGAINST proposals due to:

●	Single or modified-single trigger severance provisions;
●	Total Named Executive Officer (“NEO”) payout as a percentage of the total equity value;
●	Aggregate of all single-triggered components (cash and equity) as a percentage of the total NEO payout;
●	Excessive payout; and/or
●	Recent material amendments or new agreements that incorporate problematic features.

Equity-Based and Other Incentive Plans Including OBRA

Equity Compensation

The Funds shall consider compensation and employee benefit plans, including those in connection with OBRA3, or the issuance of shares in connection with such plans on a CASE-BY-CASE basis. The Funds shall vote the plan or issuance based on factors and related vote treatment under the Executive Pay Evaluation section above or based on circumstances specific to such equity plans as follows:

The Funds shall vote FOR a plan, if:

●	Board independence is the only concern;
●	Amendment places a cap on annual grants;
●	Amendment adopts or changes administrative features to comply with Section 162(m) of OBRA;
●	Amendment adds performance-based goals to comply with Section 162(m) of OBRA; and/or
●	Cash or cash-and-stock bonus components are approved for exemption from taxes under Section 162(m) of OBRA.
o	The Funds shall give primary consideration to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

The Funds shall vote AGAINST a plan if it:

●	Exceeds recommended costs (U.S. or Canada);

3 OBRA is an employee-funded defined contribution plan for certain employees of publicly held companies.

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●	Incorporates share allocation disclosure methods that prevent a cost or dilution assessment;
●	Exceeds recommended burn rates and/or dilution limits, including cases in which dilution cannot be fully assessed (e.g., due to inadequate disclosure);
●	Permits deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors;
●	Provides for retirement benefits or equity incentive awards to outside directors if not in line with market practice;
●	Permits financial assistance to executives, directors, subsidiaries, affiliates, or related parties that is not in line with market practice;
●	Permits plan administrators to benefit from the plan as potential recipients;
●	Permits for an overly liberal change in control definition. (This refers to plans that would reward recipients even if the event does not result in an actual change in control or results in a change in control but does not terminate the employment relationship.);
●	Permits for post-employment vesting or exercise of options if deemed inappropriate;
●	Permits plan administrators to make material amendments without shareholder approval; and/or
●	Permits procedure amendments that do not preserve shareholder approval rights.

Amendment Procedures for Equity Compensation Plans and Employee Stock Purchase Plans (Toronto Stock Exchange Issuers)

The Funds shall vote AGAINST if the amendment procedures do not preserve shareholder approval rights.

Stock Option Plans for Independent Internal Statutory Auditors (Japan)

The Funds shall vote AGAINST such proposals.

Matching Share Plans

The Funds shall vote AGAINST such proposals if the matching share plan does not meet recommended standards considering holding period, discounts, dilution, participation, purchase price, or performance criteria.

Employee Stock Purchase Plans or Capital Issuance in Support Thereof

Voting decisions are generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Director Compensation

Non-Executive Director Compensation

The Funds shall vote FOR cash-based proposals.

The Funds shall vote AGAINST performance-based equity-based proposals and patterns of excessive pay.

Bonus Payments (Japan)

The Funds shall vote FOR if all bonus payments are for directors or auditors who have served as executives of the issuer and AGAINST if any bonus payments are for outsiders.

Bonus Payments – Scandals

The Funds shall vote AGAINST bonus proposals for a retiring director or continuing director or auditor when culpability for any malfeasance may be attributable to the nominee.

The Funds shall consider on a CASE-BY-CASE basis bundled bonus proposals for retiring directors or continuing directors or auditors where culpability for malfeasance may not be attributable to all nominees.

Severance Agreements

Vesting of Equity Awards upon Change in Control

The Funds shall vote FOR management proposals seeking a specific treatment (e.g., double-trigger or pro-rata) of equity that vests upon change in control unless evidence exists of abuse in historical compensation practices.

The Funds shall vote AGAINST shareholder proposals regarding the treatment of equity if change(s) in

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control severance provisions are double-triggered. The funds shall vote FOR the proposal if such provisions are not double-triggered.

Executive Severance or Termination Arrangements, including those Related to Executive Recruitment or Retention

The Funds shall vote FOR such compensation arrangements if:

●	The primary concerns raised would not result in a negative vote under these Guidelines on a management “Say on Pay” proposal or the relevant board or committee member(s);
●	The issuer has provided adequate rationale and/or disclosure; or
●	Support is recommended as a condition to a major transaction such as a merger.

Treatment of Severance Provisions

The Funds shall vote AGAINST new or materially amended plans, contracts, or payments that include a single trigger change in control severance provisions or do not require an actual change in control in order to be triggered.

The Funds shall vote FOR shareholder proposals seeking double triggers on change in control severance provisions.

Compensation-Related Shareholder Proposals

Executive and Director Compensation

The Funds shall consider on a CASE-BY-CASE basis shareholder proposals that seek to impose new compensation structures or policies.

Holding Periods

The Funds shall vote AGAINST shareholder proposals requiring mandatory issuer stock holding periods for officers and directors.

Submit Severance and Termination Payments for Shareholder Ratification

The Funds shall vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification if such proposals specify change in control events, supplemental executive retirement plans, or deferred executive compensation plans, or if the listing exchange requires ratification thereof.

3-	Audit-Related

Auditor Ratification and/or Remuneration

The Funds shall vote FOR management proposals except in such cases as indicated below.

The Funds shall vote AGAINST auditor ratification and/or remuneration if:

●	The Proxy Advisory Firm raises questions of auditor independence or disclosure including the auditor selection process;
●	Total fees for non-audit services exceed 50 percent of aggregated auditor fees (including audit-related fees, and tax compliance and preparation fees as applicable); or
●	Evidence exists of excessive compensation relative to the size and nature of the issuer.

The Funds shall vote AGAINST an auditor ratification and/or remuneration proposal if the issuer has failed to disclose audit fees.

The Funds shall vote FOR shareholder proposals that ask the issuer to present its auditor for ratification annually.

Auditor Independence

The Funds shall consider shareholder proposals asking issuers to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

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Audit Firm Rotation

The Funds shall vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

Indemnification of Auditors

The Funds shall vote AGAINST auditor indemnification proposals.

Independent Statutory Auditors (Japan)

The Funds shall vote AGAINST an independent statutory auditor proposal if the candidate is or was affiliated with the issuer, its primary bank(s), or one of its top shareholders.

The Funds shall vote AGAINST incumbent directors implicated in scandals, malfeasance, or at issuers exhibiting poor internal controls.

4-	Shareholder Rights and Defenses

Advance Notice for Shareholder Proposals

The Funds shall vote FOR management proposals relating to advance notice period requirements provided that the period requested is in accordance with applicable law and no material governance concerns have arisen regarding the issuer.

Corporate Documents / Article and Bylaw Amendments or Related Director Actions

The Funds shall vote FOR such proposal if the change or policy is editorial in nature or if shareholder rights are protected.

The Funds shall vote AGAINST such proposal if it seeks to impose a negative impact on shareholder rights or diminishes accountability to shareholders including cases in which the issuer failed to opt out of a law that affects shareholder rights (e.g., staggered board).

The Funds shall, with respect to article amendments for Japanese issuers:

●	Vote FOR management proposals to amend an issuer’s articles to expand its business lines in line with its current industry;
●	Vote FOR management proposals to amend an issuer’s articles to provide for an expansion or reduction in the size of the board unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns;
●	If anti-takeover concerns exist, the Funds shall vote AGAINST management proposals including bundled proposals to amend an issuer’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense; and/or
●	Follow the Proxy Advisory Firm’s guidelines relating to management proposals regarding amendments to authorize share repurchases at the board’s discretion, and vote AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low) and in cases in which the issuer trades at below book value or faces a real likelihood of substantial share sales, or in which this amendment is bundled with other amendments that are clearly in shareholders’ interest.

Majority Voting Standard

The Funds shall vote FOR proposals that seek director election via an affirmative majority vote in connection with a shareholder meeting provided such vote contains a plurality carve-out for contested elections and provided such standard does not conflict with applicable law in the issuer’s country of incorporation.

The Funds shall vote FOR amendments to corporate documents or other actions promoting a majority standard.

Cumulative Voting

The Funds shall vote FOR shareholder proposals to restore or permit cumulative voting.

The Funds shall vote AGAINST management proposals to eliminate cumulative voting if the issuer:

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●	Is controlled;
●	Maintains a classified board of directors; or
●	Maintains a dual class voting structure.

Proposals may be supported irrespective of classified board status if an issuer plans to declassify its board or adopt a majority voting standard.

Confidential Voting

The Funds shall vote FOR management proposals to adopt confidential voting.

The Funds shall vote FOR shareholder proposals that request issuers to adopt confidential voting, use independent tabulators, and use independent election inspectors so long as the proposals include clauses for proxy contests as follows:

●	In the case of a contested election management should be permitted to request that the dissident group honors its confidential voting policy;
●	If the dissidents agree the policy shall remain in place; and
●	If the dissidents do not agree the confidential voting policy shall be waived.

Fair Price Provisions

The Funds shall consider proposals to adopt fair price provisions on a CASE-BY-CASE basis.

The Funds shall vote AGAINST fair price provisions containing shareholder vote requirements greater than a majority of disinterested shares.

Poison Pills

The Funds shall vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that can be reasonably construed as an anti-takeover measure based on the Proxy Advisory Firm’s approach to evaluating such proposals.

The Funds shall vote FOR shareholder proposals that ask an issuer to submit its poison pill for shareholder ratification or to redeem that poison pill in lieu thereof, unless:

●	Shareholders have approved the plan’s adoption;
●	The issuer has already implemented a policy that should reasonably prevent abusive use of the poison pill; or
●	The board had determined that it was in the best interest of shareholders to adopt a poison pill without delay, provided that such plan shall be put to shareholder vote within twelve months of adoption or expire and would immediately terminate if not approved by a majority of the votes cast.

The Funds shall consider shareholder proposals to redeem an issuer’s poison pill on a CASE-BY-CASE basis.

Proxy Access

The Funds shall vote FOR proposals to allow shareholders to nominate directors and list those nominees in the issuer’s proxy statement and on its proxy card, provided that criteria meet the Funds’ internal thresholds and that such standard does not conflict with applicable law in the country in which the issuer is incorporated. The Funds shall consider shareholder and management proposals that appear on the same agenda on a CASE-BY-CASE basis.

The Funds shall vote FOR management proposals also supported by the Proxy Advisory Firm.

Quorum Requirements

The Funds shall consider on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Exclusive Forum

The Funds shall vote FOR management proposals to designate Delaware or New York as the exclusive forum for certain legal actions as defined by the issuer (“Exclusive Forum”) if the issuer’s state of

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incorporation is the same as its proposed Exclusive Forum, otherwise they shall consider such proposals on a CASE-BY-CASE basis.

Reincorporation Proposals

The Funds shall consider proposals to change an issuer’s state of incorporation on a CASE-BY-CASE basis.

The Funds shall vote FOR management proposals not assessed as:

●	A potential takeover defense; or
●	A significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if assessed as such the Funds shall consider management’s rationale for the change.

The Funds shall vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.

The Funds shall vote AGAINST shareholder reincorporation proposals not supported by the issuer.

Shareholder Advisory Committees

The Funds shall consider proposals to establish a shareholder advisory committee on a CASE-BY-CASE basis.

Right to Call Special Meetings

The Funds shall vote FOR management proposals to permit shareholders to call special meetings.

The Funds shall consider management proposals to adjust the thresholds applicable to call a special meeting on a CASE-BY-CASE basis.

The Funds shall vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when any of the following apply:

●	Company does not currently permit shareholders to do so;
●	Existing ownership threshold is greater than 25 percent; or
●	Sole concern relates to a net-long position requirement.

Written Consent

The Funds shall vote AGAINST shareholder proposals seeking the right to act via written consent if the issuer:

●	Permits shareholders to call special meetings;
●	Does not impose supermajority vote requirements on business combinations/actions (e.g., a merger or acquisition) and on bylaw or charter amendments; and
●	Has otherwise demonstrated its accountability to shareholders (e.g., the issuer has reasonably addressed majority-supported shareholder proposals).

The Funds shall vote FOR shareholder proposals seeking the right to act via written consent if the above conditions are not present.

The Funds shall vote AGAINST management proposals to eliminate the right to act via written consent.

State Takeover Statutes

The Funds shall consider proposals to opt-in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions) on a CASE-BY-CASE basis.

Supermajority Shareholder Vote Requirement

The Funds shall vote AGAINST proposals to require a supermajority shareholder vote and FOR proposals to lower supermajority shareholder vote requirements, except:

The Funds shall consider such proposals on a CASE-BY-CASE basis if the issuer has shareholder(s)

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holding significant ownership percentages and retaining existing supermajority requirements would protect minority shareholder interests.

Time-Phased Voting

The Funds shall vote AGAINST proposals to implement and FOR proposals to eliminate time-phased or other forms of voting that do not promote a “one share, one vote” standard.

5-	Capital and Restructuring

The Funds shall consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines, on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation unless they utilize a contrary recommendation from the relevant Investment Professional(s).

The Funds shall vote AGAINST proposals authorizing excessive board discretion.

Capital

Common Stock Authorization

The Funds shall consider proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis. The Proxy Advisory Firm’s proprietary approach of determining appropriate thresholds shall be utilized in evaluating such proposals. In cases in which such requests are above the allowable threshold the Funds shall utilize an issuer-specific qualitative review (e.g., considering rationale and prudent historical usage).

The Funds shall vote FOR proposals within the Proxy Advisory Firm’s permissible thresholds or those in excess of but meeting Proxy Advisory Firm’s qualitative standards, to authorize capital increases, unless the issuer states that the additionally issued stock may be used as a takeover defense.

The Funds shall vote FOR proposals to authorize capital increases exceeding the Proxy Advisory Firm’s thresholds when an issuer’s shares are at risk of delisting.

Notwithstanding the above, the Funds shall vote AGAINST:

●	Proposals to increase the number of authorized shares of a class of stock if these Guidelines do not support the issuance which the increase is intended to service (e.g., merger or acquisition proposals).

Dual Class Capital Structures

The Funds shall vote AGAINST:

●	Proposals to create or perpetuate dual class capital structures with unequal voting rights (e.g., exchange offers, conversions, and recapitalizations) unless supported by the Proxy Advisory Firm (e.g., utilize a “one share, one vote” standard, contain a sunset provision of seven or fewer years to avert bankruptcy or generate non-dilutive financing, or are not designed to increase the voting power of an insider or significant shareholder).
●	Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in issuers that have dual-class capital structures.

The Funds shall vote FOR proposals to eliminate dual-class capital structures.

General Share Issuances / Increases in Authorized Capital

The Funds shall consider specific issuance requests on a Case-by-Case basis based on the proposed use and the issuer’s rationale.

The Proxy Advisory Firm’s assessment shall govern Fund voting decisions to determine support for requests for general issuances (with or without preemptive rights), authorized capital increases, convertible bonds issuances, warrants issuances, or related requests to repurchase and reissue shares.

Preemptive Rights

The Funds shall consider shareholder proposals that seek preemptive rights or management proposals that

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seek to eliminate them on a CASE-BY-CASE basis. In evaluating proposals on preemptive rights, the Funds shall consider an issuer’s size and shareholder base characteristics.

Adjustments to Par Value of Common Stock

The Funds shall vote FOR management proposals to reduce the par value of common stock unless doing so raises other concerns not otherwise supported under these Guidelines.

Preferred Stock

Utilize the Proxy Advisory Firm's approach for evaluating issuances or authorizations of preferred stock considering the Proxy Advisory Firm's support of special circumstances such as mergers or acquisitions in addition to the following criteria:

The Funds shall consider on a CASE-BY-CASE basis proposals to increase the number of shares of “blank check” preferred shares or preferred stock authorized for issuance. This approach incorporates both qualitative and quantitative measures including a review of:

●	Past performance (e.g., board governance, shareholder returns, and historical share usage); and
●	The current request (e.g., rationale, whether shares are “blank check” and “declawed”, and dilutive impact as determined through the Proxy Advisory Firm’s model for assessing appropriate thresholds).

The Funds shall vote AGAINST proposals authorizing issuance of preferred stock or creation of new classes of preferred stock having unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

The Funds shall vote FOR proposals to issue or create “blank check” preferred stock in cases in which the issuer expressly states that the stock shall not be used as a takeover defense or not utilize a disparate voting rights structure.

The Funds shall vote AGAINST in cases in which the issuer expressly states that, or fails to disclose whether, the stock may be used as a takeover defense.

The Funds shall vote FOR proposals to authorize or issue preferred stock in cases in which the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Preferred Stock (International)

Fund voting decisions should generally be based on the Proxy Advisory Firm’s approach, and the Funds shall:

●	Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders;
●	Vote FOR the creation/issuance of convertible preferred stock so long as the maximum number of common shares that could be issued upon conversion meets the Proxy Advisory Firm’s guidelines on equity issuance requests; and
●	Vote AGAINST the creation of:

(1) A new class of preference shares that would carry superior voting rights to common shares; or

(2) “Blank check” preferred stock unless the board states that the authorization shall not be used to thwart a takeover bid.

Shareholder Proposals Regarding Blank Check Preferred Stock

The Funds shall vote FOR shareholder proposals requesting shareholder ratification of “blank check” preferred stock placements other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business.

Share Repurchase Programs

The Funds shall vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms but vote AGAINST plans containing terms favoring selected parties.

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The Funds shall vote FOR management proposals to cancel repurchased shares.

The Funds shall vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate market volume or duration parameters.

The Funds shall consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis giving primary consideration to input from the relevant Investment Professional(s).

Stock Distributions: Splits and Dividends

The Funds shall vote FOR management proposals to increase common share authorization for a stock split provided that the increase in authorized shares falls within the Proxy Advisory Firm’s allowable thresholds.

Reverse Stock Splits

The Funds shall consider management proposals to implement a reverse stock split on a CASE-BY-CASE considering management’s rationale and/or disclosure if the split constitutes a capital increase that effectively exceeds the Proxy Advisory Firm’s permissible threshold due to the lack of a proportionate reduction in the number of shares authorized.

Allocation of Income and Dividends

With respect to Japanese and South Korean issuers, the Funds shall consider management proposals concerning income allocation and the dividend distribution, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis voting with the Proxy Advisory Firm’s recommendations to oppose such proposals for cases in which:

●	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
●	The payout is excessive given the issuer’s financial position.

The Funds shall vote FOR such issuer management proposals in other markets.

The Funds shall vote AGAINST proposals in which issuers seek to establish or maintain disparate dividend distributions between stockholders of the same share class (e.g., long-term stockholders receiving a higher dividend ratio (“Loyalty Dividends”)).

In any market, in the event multiple proposals regarding dividends are on the same agenda the Funds shall vote FOR the management proposal if the proposal meets the support conditions described above and shall vote AGAINST the shareholder proposal; otherwise, the Funds shall consider such proposals on a CASE-BY-CASE basis.

Stock (Scrip) Dividend Alternatives

The Funds shall vote FOR most stock (scrip) dividend proposals but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Tracking Stock

The Funds shall consider the creation of tracking stock on a CASE-BY-CASE basis giving primary consideration to the input from relevant Investment Professional(s).

Capitalization of Reserves

The Funds shall vote FOR proposals to capitalize the issuer’s reserves for bonus issues of shares or to increase the par value of shares unless the Proxy Advisory Firm raises concerns not otherwise supported under these Guidelines.

Debt Instruments and Issuance Requests (International)

The Funds shall vote AGAINST proposals authorizing excessive board discretion to issue or set terms for debt instruments (e.g., commercial paper).

The Funds shall vote FOR debt issuances for issuers when the gearing level (current debt-to-equity ratio) does not exceed the Proxy Advisory Firm’s defined thresholds.

The Funds shall vote AGAINST proposals in which the debt issuance will result in an excessive gearing

Revision Date: February 5, 2025	23

level as set forth in the Proxy Advisory Firm’s defined thresholds, or for which inadequate disclosure precludes calculation of the gearing level, unless the Proxy Advisory Firm’s approach to evaluating such requests results in support of the proposal.

Acceptance of Deposits (India)

Fund voting decisions are based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Debt Restructurings

The Funds shall consider proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis.

Financing Plans

The Funds shall vote FOR the adoption of financing plans if they are in shareholders’ best economic interests.

Investment of Company Reserves (International)

The Funds shall consider such proposals on a case-by-case basis.

Restructuring

Mergers and Acquisitions, Special Purpose Acquisition Corporations (SPACs) and Corporate Restructurings

The Funds shall vote FOR a proposal not typically supported under these Guidelines if a key proposal such as a merger transaction is contingent upon its support and a vote FOR is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).

The Funds shall consider such proposals on a case-by-case basis based on the Proxy Advisory Firm’s evaluation approach if the relevant Investment Professional(s) do not provide input with regard thereto.

Waiver on Tender-Bid Requirement

The Funds shall consider proposals on a CASE-BY-CASE basis if seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists, and the issuer has provided a reasonable rationale for the request.

Related Party Transactions

The Funds shall vote FOR approval of such transactions, unless the agreement requests a strategic move outside the issuer’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director or related party independence.

6-	Environmental and Social Issues

Environmental and Social Proposals

Institutional shareholders now routinely scrutinize shareholder proposals regarding environmental and social matters. Accordingly, in addition to governance risks and opportunities, issuers should also assess their environmental and social risks and opportunities as they pertain to stakeholders including their employees, shareholders, communities, suppliers, and customers.

Issuers should adequately disclose how they evaluate and mitigate such material risks in order to allow shareholders to assess how well the issuers mitigate and leverage their social and environmental risks and opportunities. Issuers should adopt disclosure methodologies considering recommendations from the Sustainability Accounting Standards Board (SASB), Task Force on Climate-related Financial Disclosures (TCFD), or Global Reporting Initiative (GRI) to foster uniform disclosure and to allow shareholders to assess risks across issuers.

Revision Date: February 5, 2025	24

Accordingly, the Funds shall vote FOR proposals related to environmental, sustainability and corporate social responsibility if the issuer’s disclosure and/or its management of the issue(s) appears inadequate relative to its peers and if the proposal:

●	applies to the issuer’s business,
●	enhances long-term shareholder value,
●	requests more transparency and commitment to improve the issuer’s environmental and/or social risks,
●	aims to benefit the issuer’s stakeholders,
●	is reasonable and not unduly onerous or costly, or
●	is not requesting data that is primarily duplicative to data the issuer already publicly provides.

Environmental

The Funds shall vote FOR proposals relating to environmental impact that reasonably:

●	aim to reduce negative environmental impact, including the reduction of greenhouse gas emissions and other contributing factors to global climate change; and/or
●	request disclosure relating to how the issuer addresses its climate impact.

Social

The Funds shall vote FOR proposals relating to corporate social responsibility that request disclosure of how the issuer manages its:

●	employee and board diversity; and/or
●	human capital management, human rights, and supply chain risks.

Approval of Donations

The Funds shall vote FOR proposals if they are for single- or multi-year authorities and prior disclosure of amounts is provided. The Funds shall otherwise vote AGAINST such proposals.

7-	Routine/Miscellaneous

Routine Management Proposals

The Funds shall consider proposals for which the Proxy Advisory Firm recommends voting AGAINST on a CASE-BY-CASE basis.

Authority to Call Shareholder Meetings on Less than 21 Days’ Notice

For issuers in the United Kingdom, the Funds shall consider such proposals on a CASE-BY-CASE basis assessing whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Approval of Financial Statements and Director and Auditor Reports

The Funds shall vote AGAINST such proposals if concerns exist regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.

The Funds shall consider such proposals on a CASE-BY-CASE basis if other concerns exist regarding severance/termination payments.

The Funds shall vote AGAINST such proposals if concerns exist regarding the issuer’s financial accounts and reporting, including related party transactions.

The Funds shall vote AGAINST board-issued reports receiving a negative recommendation from the Proxy Advisory Firm resulting from concerns regarding board independence or inclusion of non-independent directors on the audit committee.

The Funds shall vote FOR such proposals if the only reason for a negative Proxy Advisory Firm recommendation is to express disapproval of broader issuer or board practices.

Revision Date: February 5, 2025	25

Other Business

The Funds shall vote AGAINST proposals for Other Business.

Adjournment

The Funds shall vote FOR when presented with a primary proposal such as a merger or corporate restructuring that is also supported.

The Funds shall vote AGAINST when not presented with a primary proposal, such as a merger, and a proposal on the ballot is opposed.

The Funds shall consider other circumstances on a CASE-BY-CASE basis.

Changing Corporate Name

The Funds shall vote FOR management proposals requesting a corporate name change.

Multiple Proposals

The Funds may vote FOR multiple proposals of a similar nature presented as options to the issuer management’s favored course of action, provided that:

●	Support for a single proposal is not operationally required;
●	No single proposal is deemed superior in the interest of the Fund(s); and
●	Each proposal would otherwise be supported under these Guidelines.

The Funds shall vote AGAINST any proposals that would otherwise be opposed under these Guidelines.

Bundled Proposals

The Funds shall vote FOR such proposals if all of the bundled items are supported under these Guidelines.

The Funds shall consider such proposals on a CASE-BY-CASE basis if one or more items are not supported under these Guidelines and/or the Proxy Advisory Firm deems the negative impact, on balance, to outweigh any positive impact.

Moot Proposals

This instruction pertains to items for which support has become moot (e.g., a director for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment)); the Funds shall WITHHOLD support if the Proxy Advisory Firm recommends that course of action.

8-	Investment Companies Registered Under the Investment Company Act of 1940

Investment companies registered under the Investment Company Act of 1940 (Investment Companies) generally have different matters requiring shareholder approval and are subject to different regulatory requirements than operating issuers. Accordingly, the Funds shall consider matters related to Investment Companies on a CASE-BY-CASE basis.

Revision Date: February 5, 2025	26

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Fund’s portfolio:

Mohamed Basma, is a managing director, head of leveraged credit at Voya Investment Management. Mohamed also chairs the leveraged credit investment committee. Prior at Voya, Mohamed was managing director, head of senior loans and global CLOs for leveraged credit, responsible for all aspects of the team’s senior loan and global CLO business and the team’s CLO investing strategies. Prior to joining Voya, Mohamed was a senior auditor and consultant in the audit and business advisory group with Arthur Andersen, LLP, responsible for executing corporate audits and financial consulting engagements. Mohamed earned a BBA from American University of Beirut, Lebanon and an MBA from Arizona State University. He is a CFA® Charterholder.

(a)(2V-iii) Other Accounts Managed

The following table show the number of accounts and total assets in the accounts managed by the portfolio managers of the Sub-Adviser as of February 28, 2026, unless otherwise indicated.

Voya Credit Income Fund (CIF)

	Mutual Funds Registered Investment Companies		Other Pool Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mohamed Basma	4	$654,932,456	0	$0	2	$424,887,240

(a)(2)(iv) Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, VIM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolio.

(a)(3) Compensation

Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a predefined set of Voya IM sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

Voya IM has a defined index (50% Bloomberg High Yield Bond – 2% issuer Constrained Composite Index/50% Moring LSTA US Leverage Loan Index ) set performance goals to appropriately reflect requirements for the investment team. The measures for each team re outlined on a "scorecard" that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three- and five-year periods; year -to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) and revenue growth for all accounts managed by the team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards. Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow and 5% revenue growth).

Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

(a)(4) Ownership of Securities

The following table shows the dollar range of shares of the Trust owned by each team member as of February 28, 2026, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Ownership:

Portfolio Manager	Dollar Range of Trust Shares Owned
Mohamed Basma	None

(b) None.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Bank of New York Mellon serves as the securities lending agent. As the securities lending agent, The Bank of New York Mellon administers the securities lending program.

The following table provides the dollar amounts of income and fees/compensation related to the securities lending activities of the Fund for its most recent fiscal year. There are no fees paid to the securities lending agent for cash collateral management services, administrative fees, indemnification fees, or other fees.

Fund	Gross securities lending income	Fees paid to securities lending agent from revenue split	Positive Rebate	Negative Rebate	Net Rebate	Total Aggregate fees/compensation paid to securities lending agent or broker	Net Securities Income
Voya Credit Income Fund	None	None	None	None	None	None	None

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable

Item 19. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Not applicable.

(a)(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Credit Income Fund

By	/s/ Christian G. Wilson
Christian G. Wilson
Principal Executive Officer

Date: May 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christian G. Wilson
Christian G. Wilson
Principal Executive Officer

Date: May 6, 2026

By	/s/ Todd Modic
Todd Modic
Principal Financial Officer

Date: May 6, 2026